UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [x]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, For Use of the Commission Only (As permitted by Rule 14a-6(e)(2))
[x]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material Pursuant to Section 240.14a-12

                   HOOPER HOLMES, INC.
 (Name of Registrant as Specified in its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)           Title of each class of securities to which transaction applies:
_____________________________________________________________

2)           Aggregate number of securities to which transaction applies:
_____________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________

4)           Proposed maximum aggregate value of transaction:
_____________________________________________________________

5)           Total fee paid:
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[  ]           Fee previously paid with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
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2)           Form, Schedule or Registration Statement No.:
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3)           Filing Party:
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4)           Date Filed:
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HOOPER HOLMES, INC.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920

April 18, 2008

Dear Shareholder:

You are cordially invited to attend the 2008 annual meeting of shareholders of Hooper Holmes, Inc., to be held on May 29, 2008, at our corporate headquarters located at 170 Mt. Airy Road, Basking Ridge, New Jersey.  The meeting will start at 11:00 a.m. EDT.  At the meeting, you will be asked to:

•	elect three persons to the Company’s Board of Directors, each to serve for a three-year term or until his or her successor is elected and qualified;

•	ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•	approve the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan.

These matters are discussed in detail in the attached proxy statement.  In addition, we will include a discussion of our operations.  We hope you will be able to attend and participate in the meeting.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting.   Please either submit your proxy using the Internet procedures provided on the Notice and Access Card being mailed to you separately or, if you have elected to receive a copy of your proxy card in the mail, complete and return the enclosed proxy card.  Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

On behalf of our officers and directors, I wish to thank you for your continued support and interest in Hooper Holmes, Inc.

Sincerely,

                                Benjamin A. Currier
Chairman of the Board

HOOPER HOLMES, INC.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920
____________________________

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
to be held on Thursday, May 29, 2008
_______________________________

To:                                           Shareholders of Hooper Holmes, Inc., a New York corporation

Date:                                           Thursday, May 29, 2008

Time:                                                      11:00 a.m. EDT

Place:                                                      Corporate Headquarters
Hooper Holmes, Inc.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920

Items of Business:	1.	To elect three persons to the Company’s Board of Directors, each to serve for a three-year term or until his or her successor is elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To approve the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:
Our Board of Directors has fixed the close of business on April 9, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement of the meeting.

Annual Report:
Our 2007 annual report to shareholders, which includes our annual report on Form 10-K for the 2007 fiscal year, is available at www.proxyvote.com, as indicated in the Notice and Access card being mailed to you separately.  A copy of our annual report is enclosed herewith if you have elected to receive this Proxy Statement in the mail.

It is important that your shares be represented and voted at the meeting.  Shareholders of record may vote in one of three ways:

•	vote on-line, as indicated in the Notice and Access card being mailed to you separately;

•	complete, sign, and return a proxy card, which will be sent to you if you request one; or

•	cast your ballot at the meeting.

Even if you plan to attend the annual meeting, we would appreciate receiving your voting instructions before that date.  If your shares are held in the name of a bank, broker or other holder of record, you should receive instructions to follow for your shares to be voted.  Your proxy may be revoked at any time either before or at the annual meeting.

By Order of the Board of Directors

William F. Kracklauer
Corporate Secretary

Basking Ridge, New Jersey
April 18, 2008

Please sign the enclosed proxy and return it promptly in the envelope enclosed which requires no postage if mailed in the United States.

HOOPER HOLMES, INC.
170 Mt. Airy Road
Basking Ridge, New Jersey 07920

PROXY STATEMENT
FOR 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 29, 2008

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:            Who is soliciting my vote?

A:
The Board of Directors (the “Board”) of Hooper Holmes, Inc., a New York corporation (which we sometimes refer to in this proxy statement as “Hooper Holmes,” the “Company,” “we,” “us” or “our”), is  soliciting your vote at the Company’s 2008 annual meeting of shareholders.  The meeting is scheduled to take place at 11:00 a.m. EDT on Thursday, May 29, 2008 at the Company’s headquarters located at 170 Mt. Airy Road, Basking Ridge, New Jersey 07920.

The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of our directors and our most highly paid executive officers, and certain other required information.

Q:           Who is paying for this solicitation?

A:
We are paying for the solicitation of proxies, including the cost of preparing, printing and mailing this proxy statement, the proxy card and any additional information furnished to shareholders in connection with the matters to be voted on at the annual meeting.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock beneficially owned by others for forwarding to the beneficial owners.  We will reimburse persons representing beneficial owners for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners.

The solicitation of proxies through this proxy statement may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other of our employees.  No additional compensation will be paid to directors, officers or other of our employees for their services in soliciting proxies.

Q:           What proposals will be voted on at the meeting?

A:           There are three proposals scheduled to be voted on at the meeting:

-	the election of three director nominees, each to serve on the Company’s Board of Directors for a three-year term or until his or her successor is elected and qualified;

-	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

-	the approval of the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the meeting.

Q:           What shares owned by me can be voted?

A:
All shares of the Company’s common stock, $0.04 par value per share, owned by you as of the close of business on April 9, 2008, the record date for the determination of shareholders entitled to notice of, and the right to vote at, the meeting (the “Record Date”), may be voted by you.  These shares include those:

1)	held directly in your name as the shareholder of record; and

2)	held for you as the beneficial owner through a stockbroker, bank or other nominee.

At the close of business on the Record Date, we had approximately 68,635,000 shares of common stock outstanding and entitled to vote.  Each holder of record of shares of our common stock outstanding on the Record Date will be entitled to one vote for each share held on all matters to be voted on at the annual meeting.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most of the Company’s shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the transfer agent on behalf of the Company.  As the shareholder of record, you have the right to grant your proxy to the Company or to vote in person at the meeting.  The Company has enclosed a proxy card for you to use.

If your shares are held in a stock brokerage account or by a bank or other nominee (referred to as holding shares in street name), you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee, who is considered with respect to those shares, the shareholder of record.  As the beneficial owner, you have the right to direct your broker or nominee on how to vote and also are invited to attend the meeting.  However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee.  Your broker or nominee has enclosed a voting instruction card for you to use.  If you wish to attend the meeting and vote in person, please mark the box on the voting instruction card and return it to your broker or nominee so that you receive a legal proxy to present at the meeting.

Q:	How can I vote my shares?

You can vote either in person at the meeting or by proxy without attending the meeting

This proxy statement, the accompanying proxy card and the Company’s 2007 annual report to shareholders are being made available on the Internet at www.proxyvote.com, through the notice and access process available to the Company’s shareholders, as indicated in the Notice and Access card being mailed separately.

To vote by proxy, you must do one of the following:

•	Vote over the Internet (instructions are on the Notice and Access Card); or

•	If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting.  If you choose to do so, please bring the enclosed proxy card and proof of identification.  If you hold you shares in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process.  Please follow the directions on your proxy card or voter instruction form carefully.

Q:           How does the Board recommend I vote on the proposals?

A:
The Board recommends a vote “FOR” each of the director nominees for the Board, “FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, and “FOR” the approval of the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan.

Q:           What is the quorum for the meeting?

A:
In accordance with the Company’s bylaws, the presence in person or by proxy of a majority of the shares of our common stock issued and outstanding and entitled to vote on the Record Date is required for a quorum at the annual meeting.  All shares that are voted “FOR” or “AGAINST” any matter, votes that are “WITHHELD” for Board nominees, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

“Broker non-votes” include shares for which a bank, broker or other nominee (i.e., record) holder has not received voting instructions from the beneficial owner and for which the nominee holder does not have discretionary power to vote on a particular matter.  Under the rules that govern brokers who are record owners of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters.  Other than the proposal to approve the Hoooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan, the proposals to be voted upon at the annual meeting are considered routine matters.

If we do not have a quorum at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy.  If, in accordance with our bylaws, a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting.

Q:           How may I vote on the proposals to be voted on at the meeting?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the proposal regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and the proposal to approve the Hooper Holmes, Inc. 2008 Omnibus Employee Incentive Plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q:	What vote is required with respect to the matters before the shareholders at the annual meeting?

A:
Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote.  The three nominees receiving the greatest number of votes cast will be elected.  Accordingly, votes that are “WITHHELD” will not have an effect on the outcome of the vote.

The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the meeting will be required to approve (i) the proposal relating to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008, and (ii) the proposal to approve the Hooper Holmes, Inc. 2008 Omnibus Employee Long-term Incentive Plan.

Under the laws of the State of New York, our state of incorporation, “votes cast” at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to a vote.  Although abstentions and broker non-votes are considered in determining the presence of a quorum, they will not be considered “votes cast” and, accordingly, will have no effect on the outcome of the vote on the proposals presented to the shareholders at the annual meeting.

All votes will be tabulated by a representative of the inspector of elections appointed for the annual meeting.  This representative will separately tabulate affirmative and negative votes, abstentions and broker-non-votes.  Broadridge Financial Solutions, Inc, (formerly ADP) has been appointed as the inspector of elections for the annual meeting.

Q:	What if I return a proxy but do not make specific choices with respect to some or all of the matters listed on my proxy card?

A:
If you return a signed and dated proxy card without marking your voting selections, your shares will be voted “FOR” the election of each of the three nominees for director, “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, and “FOR” the approval of the Hooper Holmes, Inc. 2008 Omnibus Employee Long-Term Incentive Plan.

Q:           Can I change my vote?

A:	You may change your proxy instructions at any time prior to the vote at the meeting. For shares held directly in your name, you may accomplish this by:

•	voting again over the Internet prior to 11:59 p.m. Eastern Daylight Time on May 28, 2008;

•	signing another proxy card with a later date and returning it to us prior to the meeting;

•	sending a properly signed written notice that you are revoking your proxy to Hooper Holmes, Inc, 170 Mt. Airy Road, Basking Ridge, NJ 07920, Attention: Corporate Secretary; or

•
attending the meeting and notifying the election officials at the meeting that you wish to revoke your proxy and vote in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you have instructed a broker, trustee or other nominee to vote your shares, you should follow the directions received from your broker, trustee or other nominee to change those instructions.

Q:           What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:           What do I need to do to attend the meeting?

A:
You may attend the meeting if you are listed as a shareholder of record as of the Record Date and bring proof of identification.  If you hold your shares through a broker or other nominee, you will need to provide proof of ownership by bringing either a copy of a brokerage statement showing your share ownership as of the Record Date or a legal proxy if you wish to vote your shares in person at the meeting.  In addition to the items above, you should bring proof of identification.

Q:	How can I access the Company’s proxy materials and annual report electronically?

A:
This proxy statement, the accompanying proxy card and the Company’s 2007 annual report to shareholders are being made available on the Internet at www.proxyvote.com, through the notice and access process available to the Company’s shareholders, as indicated in the Notice and Access Card being mailed separately.  Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own Hooper Holmes stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote over the Internet.  If you hold your Hooper Holmes stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Q:	Who counts the votes?

A:	We have hired Broadridge Financial Solutions, Inc, (formerly ADP) to count the votes represented by proxies cast by ballot and the Internet. Employees of Broadridge will act as Inspectors of Election.

Q:           Where can I find the voting results of the meeting?

A:	We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2008.

Q:           Is my vote confidential?

A:
Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned to the Company and handled in a manner intended to protect your voting privacy.  Your vote will not be disclosed except (1) as needed to permit the Company to tabulate and certify the vote, (2) as required by law, or (3) in limited circumstances such as a proxy contest in opposition to the Board.  Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

Q:           Can I vote on other matters?

A:
Our bylaws limit the matters presented at the annual meeting to those in the notice of the meeting and those otherwise properly brought before the meeting.  We do not expect any other matter to come before the meeting.  If any other matters are presented at the meeting, your signed proxy gives the individuals named as proxies authority to vote your shares on such matters at their discretion.

Annual Report to Shareholders

A copy of Hooper Holmes, Inc.’s annual report to shareholders, which includes our annual report on Form 10-K for the 2007 fiscal year, accompanies this proxy statement.  Shareholders may also obtain, free of charge, a copy of the 2007 Form 10-K, without exhibits, by writing to Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, Attention: Corporate Secretary.  The 2007 annual report on Form 10-K is also available through Hooper Holmes’ website at www.hooperholmes.com.  The 2007 annual report on Form 10-K does not constitute proxy soliciting materials.

Householding

The rules of the Securities and Exchange Commission (SEC) allow delivery of a single proxy statement and annual report to households at which two or more shareholders reside.  Accordingly, shareholders sharing an address who have been previously notified by their broker or its intermediary will receive only one copy of the proxy statement and annual report, unless the shareholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities) will, however, continue to be provided for each shareholder account.  This procedure, referred to as “householding,” reduces the volume of duplicate information you receive, as well as the Company’s expenses.  If your family has multiple accounts, you may have received a householding notification from your broker and, consequently, you may receive only one proxy statement and annual report.  If you prefer to receive separate copies of the Company’s proxy statement or annual report, either now or in the future, the Company will promptly deliver, upon your written or oral request, a separate copy of the proxy statement or annual report, as requested, to any shareholder at your address to which a single copy was delivered. Notice should be given to the Company by mail at 170 Mt. Airy Road, Basking Ridge, New Jersey 07920, attention: Corporate Secretary, or by telephone at (908) 953-6314. If you are currently a shareholder sharing an address with another shareholder and wish to have only one proxy statement and annual report delivered to the household in the future, please contact the Company at the same address or telephone number.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our bylaws provide that the members of our Board shall be divided into three classes, whose terms of office expire at different times in annual succession.  Generally, each class of directors is elected for a term expiring at the annual meeting of shareholders to be held three years after the date of election.

The bylaws allow our Board to establish the number of directors from time to time by resolution passed by a majority vote of the whole Board, provided that the number of directors shall not be less than three or more than nine.  Currently, our Board has eight members. Newly created directorships and any vacancies on the Board may be filled by the majority vote of all directors then in office.

Our Board has nominated three individuals for election as directors at this year’s annual meeting, each of whom has been recommended by the directors serving on the Governance and Nominating Committee of the Board, to hold office until our 2011 annual meeting of shareholders and until their successors are elected and qualified.  All three nominees are current members of the Board.  Each of the nominees has indicated a willingness to serve if elected.  If, prior to the 2008 annual meeting, any of the nominees becomes unavailable to serve as a director, any shares represented by a proxy will be voted for the remaining nominees and for any substitute nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.  As of the mailing of these proxy materials, the Board knows of no reason why any of the director nominees would not be available to serve as a director.

Vote Required

A plurality of the votes cast is required to elect the nominees as directors.  You may not cumulate your votes in the election of directors.  The three nominees receiving the highest number of affirmative votes will be elected to the Board.  You may withhold authority to vote for any or all nominees for directors.

The persons named as proxies in the enclosed proxy, who have been so designated by the Board, intend to vote “FOR” the election of each of the three nominees unless otherwise instructed in the proxy.

Our Board recommends that shareholders vote “FOR” the election of each of the nominees for director.

Information About Director Nominees and Other Directors

Information concerning the director nominees and our current directors whose terms expire at either our annual meeting in 2009 or 2010 is set forth below:

Director Nominees

Benjamin A. Currier
age 74, director since 1996
Mr. Currier served as Interim Chief Executive Officer of the Company from August 2005 until January 2006 and as Lead Director from September 2004 until August 2005.  He was Senior Vice President of Operations for Security Life of Denver Insurance Company, a subsidiary of ING/Barings, in Denver, Colorado prior to his retirement in 1997. He has been Chairman of the Board since August 24, 2005 and is currently Chair of the Governance and Nominating Committee and a member of the Compensation Committee.

John W. Remshard
age 61, director since 2006
Mr. Remshard was Senior Vice President and Chief Financial Officer of Empire Blue Cross/Blue Shield from March, 1996 through December, 2005.  Empire converted to a for-profit company in 2002 and traded on the NYSE under the name Wellchoice (symbol WC) until its acquisition by Wellpoint in 2005. Mr. Remshard is the Chair of the Audit Committee and a member of the Governance/Nominating Committee.

Dr. Elaine L. Rigolosi
age 63, director since 1989
Dr. Rigolosi, Ed.D, J.D. is Professor of Education in the Department of Organization and Leadership at Teachers College, Columbia University. She has been associated with Columbia University since 1976, and has maintained a private consulting practice in management for health care organizations since 1974. Dr. Rigolosi is the Chair of the Compensation Committee and a member of the Governance and Nominating Committee.

Directors whose Terms Expire at the Annual Meeting of Shareholders in 2009

Quentin J. Kennedy
age 74, director since 1991
Mr. Kennedy was Executive Vice President, Secretary, Treasurer and Director of Federal Paper Board Company in Montvale, New Jersey until his retirement in 1996. He had served in various executive positions with Federal Paper Board since 1960. Mr. Kennedy has been a director of the Company since 1991. Mr. Kennedy is a member of the Audit Committee.

Dr. Leslie Hudson
age 60, director since 2007
Dr. Hudson was appointed CEO of AVI BioPharma Inc. in February 2008 and re-joined the Board of Directors of Hooper Holmes in November 2007.  Prior to his current position, he served as Interim President and Chief Executive Officer of Nabi Biopharmaceuticals for one year, having been a director of the company since August 2005. Prior to joining Nabi, he served as Chief Executive Officer and President of DOV Pharmaceutical, Inc., from June 2005 to July 2006.  Dr. Hudson served as Vice Provost for Strategic Initiatives at the University of Pennsylvania from 2003 to June 2005.  From 1995 to 2003 he served in several positions at Pharmacia Corp., including senior vice president of research and exploratory development, senior vice president of emerging technology and commercial development and general manager and group vice president of ophthalmology. Prior to his tenure at Pharmacia, Dr Hudson worked at Repligen Corporation, based in Cambridge, Massachusetts.  He also served in several senior research positions at GlaxoWellcome (GlaxoSmithKline plc) from 1988 to 1994 including vice president for discovery research.  Dr. Hudson is a member of the Strategic Alternatives Committee.

Roy E. Lowrance
age 57, director since 2005
Mr. Lowrance has served as the Chief Technology Officer for Reuters since February 2006.  He was the Chief Technology Officer and Chief Architect for Capital One Financial Corporation from 2002 through 2005. From 2000 to 2002, Mr. Lowrance served as a vice president, director and partner of Boston Consulting Group. Mr. Lowrance is the Chair of the Strategic Alternatives Committee and a member of the Governance and Nominating Committee.

Directors whose Terms Expire at the Annual Meeting of Shareholders in 2010

Roy H. Bubbs
age 58, director since 2007
Mr. Bubbs has been in the financial services industry for 34 years.  As President of Mony Partners he created the brokerage division for the Mony Group, leading strategy, infrastructure, operations and business plan implementation.   His experience in expanding distribution channels, instituting new technology platforms and developing new product portfolios enabled Mony to generate significant growth.  Prior to joining Mony, Mr. Bubbs was Senior Vice President for Manulife, US, where his responsibilities included developing and implementing a multiple distribution channel strategy to reinvigorate insurance sales and eliminate distribution expense losses.  For the first 24 years of his career, Mr. Bubbs was with Cigna, where he served as an agent, agency manager and senior executive.  He also ran the distribution and field service unit for Cigna’s Pension Division and built the Annuity Division.  Mr. Bubbs was appointed interim President and Chief Executive Officer on February 5, 2008 and President and Chief Executive Officer on April 4, 2008.

Kenneth R. Rossano
age 73, director since 1967
Mr. Rossano is a private investor and consultant to Korn Ferry International in Boston, MA. He is a member of the Audit and Compensation Committees. Mr. Rossano is also a director of Active International, Inc.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

Hooper Holmes’ common stock is listed on the American Stock Exchange, which is referred to in this proxy statement as the AMEX.  The AMEX Company Guide requires that at least a majority of the members of our Board be “independent directors” within the meaning of the listing standards of the AMEX.  To be an “independent director,” a director must not have a material relationship with Hooper Holmes, either directly or as a partner, shareholder or officer of an organization that has a relationship with Hooper Holmes, which would interfere with the exercise of independent judgment.

In making a determination as to whether a director is an “independent director,” the Board considers all relevant facts and circumstances and applies the following standards that are set forth in the listing standards of the AMEX:

•
A director who is employed by the Company or any of its affiliates, other than as an interim executive officer (provided such employment did not last longer than one year), is not independent until three years after the end of such person’s employment.

•
A director whose “immediate family member” (which would include the director’s spouse, either of the director’s parents, any of the director’s children, siblings or in-laws, and anyone who shares the director’s home other than domestic employees) is an executive officer of the Company or any of its affiliates is not independent until three years after the end of the immediate family member's employment as an executive officer.

•
A director who receives, or whose immediate family member receives, during any period of 12 consecutive months, more than $100,000 in payments from the Company or any of its affiliates, other than any of the following:

•	compensation for Board or Board committee service;

•	compensation paid to an immediate family member who is an employee (other than an executive officer) of the Company or any subsidiary of the Company; or

•	benefits under a tax-qualified retirement plan or non-discriminatory compensation is not independent until three years after his or her (or the immediate family member’s) receipt of such payments.

•
A director who is, or whose immediate family member is, a partner in, or a controlling shareholder or owner of, or an executive officer of, any organization (including a charitable organization) or entity to which the Company (or any Company subsidiary) made, or from which the Company (or any Company subsidiary) received, payments for property or services in the Company’s current fiscal year or any of the past three fiscal years that exceeded in such year the greater of (A) 5% of the recipient organization’s or entity’s consolidated gross revenues for that year or (B) $200,000, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs, is not independent until three years after such payments are made or received.

•
A director who is, or whose immediate family member is, employed as an executive officer of another entity for which any of the Company’s present executive officers serves (or have served) on the compensation committee of the board of directors of that other entity at any time during the most recent three fiscal years is not independent until three years after the end of such employment as an executive officer.

•	A director who is, or whose immediate family member is, a current partner of the Company’s outside auditing firm is not independent.

•
A director who was, or whose immediate family member was, a partner or employee of the Company’s outside auditing firm and, in such capacity, worked on the Company’s audit at any time during the most recent three fiscal years is not independent until three years after the end of the employment or other relationship with such auditing firm.

The Board has affirmatively determined that each of the members of the Board other than Roy H. Bubbs, the Company’s President and Chief Executive Officer, is, as of the date of this proxy statement, an “independent director” within the meaning of the listing standards of the AMEX.

Consistent with the requirements of the SEC, the AMEX and general corporate “best practices” proposals, our Board of Directors reviews all relevant transactions or relationships between and among any director, executive officer, the Company and/or our independent auditors.  During this review, the Board will consider whether there are any transactions or relationships between directors or any of their immediate family members (or any entity of which a director or his or her immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates.  The Board consults with the Company’s corporate counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in the pertinent AMEX listing standards, as in effect from time to time.

Director Attendance at Annual Meetings of Our Shareholders

Directors’ attendance at annual meetings of our shareholders can provide shareholders with an opportunity to communicate with directors about issues affecting the Company.  We encourage, but do not require, our directors to attend annual meetings of our shareholders.  All of our directors at the time of our 2007 annual meeting of our shareholders attended that meeting.

Board and Board Committee Meetings

During the year ended December 31, 2007, our Board held six regular meetings and two special meetings, in addition to taking other actions by unanimous written consent in lieu of a meeting.  Each Board member attended more than 75% of the meetings of the Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member during fiscal 2007.

Board Committees

As of the date of this Proxy Statement, the Board of Directors  has the following standing committees:

•	Audit Committee
•	Compensation Committee
•	Governance and Nominating Committee
•	Strategic Alternatives Committee

Each of these committees has a written charter approved by the Board.  These charters are posted on our website at www.hooperholmes.com.

The members of the committees (including the chair of each committee) are identified in the following table:

Director	Audit Committee	Compensation Committee	Governance and Nominating Committee	Strategic Alternatives Committee
Roy H. Bubbs
Benjamin A. Currier		X	Chair	X
Dr. Leslie Hudson				X
Quentin J. Kennedy	X
Roy E. Lowrance			X	Chair
John W. Remshard	Chair		X
Dr. Elaine Rigolosi		Chair	X
Kenneth R. Rossano	X	X

Audit Committee

As specified in the Audit Committee’s charter, the Audit Committee was established to assist the Board in fulfilling its oversight responsibilities, primarily through:

•	overseeing management’s conduct of the Company’s financial reporting process and systems of internal accounting and financial controls;

•	monitoring the independence and performance of the Company’s independent registered public accounting firm; and

•	providing an avenue of communication among the independent registered public accounting firm, management and the Board.

The Audit Committee is currently comprised of three members, each of whom satisfies the independence standards specified in Section 803B(2) of the AMEX Company Guide and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”).  The Board has determined that John W. Remshard, the committee’s chair, and Quentin J. Kennedy each qualify as an “audit committee financial expert” as defined by SEC rules.   The designation of Messrs. Remshard and Kennedy as audit committee financial experts does not impose on either of them any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on them as members of the Audit Committee and the Board of Directors in the absence of such designation or identification.

The Audit Committee charter provides that the committee’s responsibilities and duties are:

•
oversight of the Company’s internal controls, which encompasses: the annual review of the budget of the internal audit function, its staffing, audit plan, and material findings of internal audit reviews and management’s response; assessment of the effectiveness of or weaknesses in the Company’s internal control over financial reporting, which also entails obtaining from the independent registered public accounting firm its report regarding the effectiveness of the Company’s internal control over financial reporting; review of the appointment and performance of the senior internal auditor, and the activities, organizational structure and qualifications of the persons responsible for the internal audit function;

•
the evaluation of the performance and independence of the independent registered public accounting firm, which encompasses: review of the scope, plan and procedures to be used on the annual audit; review of the results of the annual audit and interim financial reviews performed by the independent registered public accounting firm; inquiring into accounting adjustments that were noted or proposed by the independent registered public accounting firm but were passed as immaterial or otherwise; the review, at least annually, of a report by the independent registered public accounting firm as to the independent registered public accounting firm’s internal quality control procedures; and pre-approval of the fees for all audit and other services performed by the independent registered public accounting firm;

•
the review of the Company’s annual and interim consolidated financial statements, which encompasses: the review of significant estimates and judgments underlying such financial statements, all critical accounting policies, major changes to the Company’s accounting principles and practices and material questions of choice with respect to such principles and practices; review of earnings press releases; review of related party transactions and other matters relating to the financial affairs of the Company and its accounts; and

•	the review of the Company’s compliance with laws, regulations and policies.

The Audit Committee met 11 times in fiscal 2007, six times in a meeting and five times by teleconference.  See the “Report of the Audit Committee” elsewhere in this proxy statement for more information.

      Governance and Nominating Committee

The Governance and Nominating Committee’s principal purposes are to:

•	recommend to the Board principles for governance of the Company;

•	oversee the evaluation of the Board and management;

•	recommend to the Board persons to be nominated for election as directors; and

•	assign Board members to Board committees.

The charter of the Governance and Nominating Committee provides that the committee is to have such number of directors as determined by the Board.  Except as otherwise permitted, each of the committee members is to be an “independent director” as defined by applicable AMEX listing standards.  The Governance and Nominating Committee has four members, each of whom is independent under the AMEX listing standards.

           Under applicable AMEX listing requirements, at least a majority of the members of the Board must meet the definition of “independent director” set forth in such listing requirements.  The Governance and Nominating Committee believes that it is preferable that at least one member of the Board meet the criteria for an “audit committee financial expert” as defined by SEC rules.

The Governance and Nominating Committee’s goal is to assemble a Board that brings to the Company a diversity of experience.  Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They should have an inquisitive and objective perspective and mature judgment. Director candidates must have sufficient time available, in the judgment of the Governance and Nominating Committee, to perform all Board and committee responsibilities. They must have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated.  Members of the Board are expected to rigorously prepare for, attend and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it may deem, from time to time, in the best interests of the Company and its shareholders.

Candidates for director nominees are evaluated by the Governance and Nominating Committee in the context of the current composition of the Board, the Company’s operating requirements and the long-term interests of the Company’s shareholders.  The Governance and Nominating Committee uses its network of contacts to compile a list of potential candidates and may also engage, if it deems appropriate, a professional search firm and, in such case, pay that firm a fee for its assistance in identifying or evaluating director candidates.  In the case of new director candidates, the Governance and Nominating Committee will seek to determine whether the nominee is independent under applicable AMEX listing standards, SEC rules and regulations and with the advice of counsel, if necessary.  The Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the functions and needs of the Board.  In the case of incumbent directors whose terms of office are set to expire, the Governance and Nominating Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and whether there are any relationships and transactions that might impair such directors’ independence.  The Governance and Nominating Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee or nominees for recommendation to the Board by majority vote.

As set forth in the Governance and Nominating Committee’s charter, the Governance and Nominating Committee will evaluate any candidates recommended by shareholders in accordance with the above procedures and against the same criteria applicable to the evaluation of candidates proposed by directors or management.

The Governance and Nominating Committee met a total of five times in fiscal 2007, each time in a meeting.

Compensation Committee

The Compensation Committee currently consists of three members of the Board, each of whom is an “independent director” as defined by applicable AMEX listing standards.

In accordance with the Compensation Committee’s charter, the committee, among other matters, annually reviews and recommends to the Board the compensation of the Chief Executive Officer of the Company and, based in part upon his recommendation, approves the compensation of the other members of the senior management of the Company.  The Compensation Committee also administers the Company’s stock option plans and determines the amount and terms of the options granted under the plans.  The Compensation Committee also administers the 2007 Non-Executive Director Restricted Stock Plan and the 2004 Employee Stock Purchase Plan.  In overseeing these plans, the Compensation Committee has the sole authority for day-to-day administration and interpretation of the plans.  The Compensation Committee has the authority to engage outside advisors to assist it in the performance of its duties; the Compensation Committee may not delegate this authority to others.  A discussion of the Compensation Committee’s primary processes for establishing and overseeing executive compensation, including the role of executive officers in determining or recommending executive compensation and the role of external compensation consultants, can be found under the caption “Executive Compensation – Compensation Discussion and Analysis” located elsewhere in this proxy statement.

The Compensation Committee periodically reviews and recommends to the Board the compensation for the Company’s non-employee directors.  Information regarding director compensation amounts paid in 2007 can be found in the Director Compensation Table located in the discussion below under the caption “Compensation of Directors.”  The Compensation Committee and our Board believe that (i) non-employee director compensation should fairly compensate directors for work required in a company of our size and scope, (ii) such compensation should align such directors’ interests with the long-term interests of our shareholders, and (iii) the structure of director compensation should be simple, transparent and easy for shareholders to understand.

The Compensation Committee met ten times in fiscal 2007, seven times in a meeting and three times by teleconference.

     Strategic Alternatives Committee

The Strategic Alternatives Committee was formed in February 2008, with an initial duration of one year.  The Strategic Alternative Committee’s purpose is to consider and explore strategic alternatives that may be appropriate for the Company to pursue.

The Board of Directors had a Strategic Oversight Committee until February 2008.  The purpose of this committee was to make recommendations to the Board with respect to the Company’s long-term strategy, business objectives, and strategic plans.  The Strategic Oversight Committee consisted of three members and met 13 times in 2007, six times in a meeting and seven times by teleconference.

Code of Conduct and Ethics

Hooper Holmes is committed to sound principles of corporate governance that promote honest, responsible and ethical business practices.  The Company’s corporate governance policies and practices are actively reviewed and evaluated by the Board of Directors and the Governance and Nominating Committee of the Board.

Hooper Holmes has adopted a Code of Conduct and Ethics to provide standards for ethical conduct in dealing with agents, customers, suppliers, political entities and others.  The Code of Conduct and Ethics applies to all of our directors, officers and employees (and those of our subsidiaries), including our Chief Executive Officer, Chief Financial Officer and Controller.  Our Code of Conduct and Ethics is posted on our website at www.hooperholmes.com.  A printed copy of our Code of Conduct and Ethics is also available to shareholders upon written request directed to our Corporate Secretary at the following address: Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, New Jersey 07920.

Contacting Our Board

Shareholders and other interested persons may communicate in writing with our Board, any of its committees, or a particular director by sending written communications to the Corporate Secretary of the Company at 170 Mt. Airy Rd., Basking Ridge, New Jersey 07920.  The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.”  All such letters should identify the author as a shareholder and clearly state whether the intended recipients are all of the members of the Board or just certain specified individual directors.  The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Policies on Reporting Certain Concerns Regarding Accounting and Other Matters

We have adopted policies on the reporting of concerns to our Audit Committee regarding any suspected misconduct, illegal activities or fraud, including any questionable accounting, internal accounting controls or auditing matters, or misconduct.  Any person who has a concern regarding any misconduct by any Company employee, including any executive officer, or any agent of the Company, may submit that concern to: Hooper Holmes, Inc., Attention: Corporate Secretary, 170 Mt. Airy Road, Basking Ridge, New Jersey 07920.  Employees may communicate all concerns regarding any misconduct to our General Counsel and/or the Audit Committee on a confidential and anonymous basis through the Company’s “whistleblower” hotline, the compliance communication phone number established by the Company: 1-800-713-8332.  Any communication received through the toll-free number is promptly reported to the Company’s General Counsel, as well as other appropriate persons within the Company.

COMPENSATION OF DIRECTORS

The Company compensates only those directors who are not current employees of the Company for service on the Board.  The current schedule of compensation for each of the Company’s non-employee directors is reflected in the table below.

Nature of Director Compensation	Amount
Annual Board Retainer:(1)
Non-Executive Chair of the Board	$40,000
Non-Executive Chair Additional Retainer (2006 and 2007)(2)	$35,000
Other Non-Employee Directors	$20,000
Annual Committee Retainer:(1)
Audit Committee Chair	$12,000
Other Committee Chairs	$ 8,000
Audit Committee Members	$ 8,000
Other Committee Members	$ 6,000
Fees for Board Meetings/Teleconferences Attended:
Regular or Special Meetings	$2,500 per meeting
Teleconferences	$1,500 per teleconference
Fees for Committee Meetings Attended:
Regular or Special Meetings	$1,500 per meeting
Teleconferences	$750 per teleconference
Annual Restricted Stock Grant:
Non-Executive Chair of the Board(3)	10,000 shares
Other Non-Employee Directors(3)	5,000 shares

(1)
The annual Board and Board committee retainers are paid in installments on a quarterly basis.  If a director is a member of the Board or a Board committee for less than the full year, he or she receives quarterly installments of the annual Board and Board committee retainers only for the quarterly periods in which he or she serves on the Board or the applicable Board committee(s).

(2)
The Board adopted resolutions at a meeting held on July 27, 2006 providing that, for the years 2006 and 2007, the non-executive chair of the Board is to receive a retainer of $35,000 per year as compensation for the additional time and effort required of the non-executive chair during the Company’s restructuring phase.

(3)
The 2007 Non-Employee Director Restricted Stock Plan, approved by our shareholders at the 2007 annual meeting of shareholders, provides for the automatic grant, on an annual basis, of 5,000 shares of our common stock to each non-employee member of the Board (other than the non-executive chair of the Board or the Lead Director, if there is no non-executive chair).  The non-executive chair of the Board (or the Lead Director, if there is no non-executive chair) receives 10,000 shares.

In addition to the fees and other compensation reflected in the above table, all directors are reimbursed for their out-of-pocket expenses incurred in attending Board and Board committee meetings.

Director Compensation Table

The following table shows total compensation awarded to, earned by or paid to each non-employee director during 2007.

Name	Fees Earned or Paid in Cash ____($)____	Stock Awards ____($)(5), (6)___	Option Awards ____($)(5)____		All Other Compensation ____($)____	Total ____($)____
Roy H. Bubbs(1)	$35,750	$18,100	--		--	$53,850
Benjamin A. Currier	$126,000	$36,200	--		--	$162,200
Dr. Leslie Hudson(2)	$12,750	--	--		--	$12,750
Quentin J. Kennedy	$65,000	$18,100	--		--	$83,100
Paul W. Kolacki(3)	$34,500	$18,100	$23,578	(7)	--	$76,178
Roy E. Lowrance	$77,750	$18,100	$26,280	(8)	--	$122,130
John W. Remshard	$69,250	$18,100	$7,551	(9)	--	$94,901
Dr. Elaine Rigolosi	$72,250	$18,100	--		--	$90,350
Kenneth R. Rossano	$77,500	$18,100	--		--	$95,600
G. Earle Wight(4)	$26,500	--	$23,890	(10)	--	$50,390

(1)
Roy H. Bubbs was appointed as Interim President and Chief Executive Officer on February 6, 2008 and has since been made our President and Chief Executive Officer.  As such, he ceased being paid any compensation as a director as of February 6, 2008.

(2)	Dr. Leslie Hudson was re-appointed to the Board on October 30, 2007 to fill the vacancy when Paul W. Kolacki retired from the Board effective September 30, 2007.

(3)	Mr. Kolacki retired from the Board effective September 30, 2007.

(4)	Mr. Wight retired from the Board effective as of May 30, 2007, the date of the Company’s 2007 annual meeting of shareholders.

(5)
The figures in these columns represent the dollar amount recognized for financial statement reporting purposes with respect to the option or stock awards, as applicable, in the year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123R”).  In calculating the dollar amount of an award, an estimate of forfeitures related to vesting conditions has been disregarded.  For a complete description of the assumptions made in our valuation of option and stock awards, please refer to Note 4 to the Company’s consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2007.

(6)
The stock awards reflected in this column were granted under the Hooper Holmes, Inc. 2007 Non-Employee Directors Restricted Stock Plan, which was approved by our shareholders at the 2007 annual meeting of shareholders.  The plan provides for the automatic grant, on an annual basis, of (i) in the case of each non-employee member of the Board other than the non-executive chair of the Board, 5,000 shares of our common stock, and (ii) in the case of the non-executive chair of the Board, 10,000 shares.  Stock awards under the plan are made on June 1 of each year.  Neither G. Earle Wight nor Dr. Leslie Hudson received a stock award under the plan in 2007.  In Mr. Wight’s case, this was because he had retired prior to the plan’s effectiveness.  In Dr. Hudson’s case, he was not serving on the Board at the time the 2007 stock awards were granted.

(7)
Upon his appointment to the Board on August 24, 2005, Mr. Kolacki received a one-time grant of an option to purchase 25,000 shares of the Company’s common stock under the Company’s 1997 Director Stock Option Plan.

(8)
Upon his appointment to the Board on March 2, 2005, Mr. Lowrance received a one-time grant of an option to purchase 25,000 shares of the Company’s common stock under the Company’s 1997 Director Stock Option Plan.

(9)
Upon his appointment to the Board on July 26, 2006, Mr. Remshard received a one-time grant of an option to purchase 25,000 shares of the Company’s common stock under the Company’s 1997 Director Stock Option Plan.

(10)
In August 2005, Mr. Wight received a one-time grant of an option to purchase 25,000 shares of the Company’s common stock under the Company’s 1997 Director Stock Option Plan upon the Board’s determination that he was eligible to receive such a grant.  Mr. Wight was an employee of the Company at the time the 1997 Director Stock Option Plan was adopted, but in 2002 ceased to be an employee.

Director and Officer Indemnification

The Company has entered into supplemental indemnity agreements with each of its directors and executive officers.  The indemnity agreements require the Company to indemnify each such person for all expenses actually and reasonably incurred in defending or settling an action to which such person is a party or threatened to be made a party or is otherwise involved because of his or her status as a director or officer of the Company.  If the action is brought by or in the right of the Company, the indemnification must be made only if such person acted in good faith, for a purpose reasonably believed to be in the best interest of the Company (or, in the case of service to another entity, not opposed to the interest of the Company).

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information available to us as of April 9, 2008, regarding the beneficial ownership of our common stock by (i) each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of our common stock, (ii) each of our directors and director nominees, (iii) each of our named executive officers listed in the Summary Compensation Table located elsewhere in this proxy statement, and (iv) all of our directors and executive officers as a group.

The information in the table has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose.  Under the SEC’s rules, a person is deemed to own beneficially all securities as to which that person owns or shares voting or dispositive power, as well as all securities which such person may acquire within 60 days through the exercise of currently available conversion rights or options.  If two or more persons share voting or dispositive power with respect to specific securities, all of such persons may be deemed to be the beneficial owner of such securities.  Information with respect to persons other than the holders listed in the table below that share beneficial ownership with respect to the securities shown is set forth in certain of the footnotes to the table.

Except as otherwise noted, the number of shares owned and percentage ownership in the following table is based on 68,635,000 shares of common stock outstanding on April 9, 2008.  The address of each director and director nominee, and each executive officer, listed in the table is c/o Hooper Holmes, Inc., 170 Mt. Airy Road, Basking Ridge, New Jersey 07920.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Common Stock Outstanding

5% Stockholders:
Heartland Advisors, Inc. and William J. Nasgovitz 789 North Water Street Milwaukee, WI 53202	12,027,897	(1)	17.5%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	8,148,889	(2)	11.9%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	7,222,870	(3)	10.5%
Dimensional Fund Advisors LP 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	5,448,708	(4)	7.9%
Basil P. Regan and Regan Partners, L.P. 32 East 57th Street, 20th Floor New York, NY 10022	4,954,434	(5)	7.2%
Putnam, LLC d/b/a Putnam Investments One Post Office Square Boston, MA 02109	4,392,855	(6)	6.4%
Directors/Director Nominees:
Roy H. Bubbs	5,000	(7)	*
Benjamin A. Currier	86,721	(7)	*
Dr. Leslie Hudson	--
Quentin J. Kennedy	258,000	(7)	*
Roy E. Lowrance	27,600	(7), (8)	*
John W. Remshard	30,000	(7), (8)	*
Dr. Elaine L. Rigolosi	188,400	(7), (9)	*
Kenneth R. Rossano	1,769,424	(7), (10)	2.6%

Named Executive Officers (excluding any Executive Officer who is also a Director):
Christopher J. Behling	--
James A. Calver(11)	46,000	(12)	*
William F. Kracklauer	--
Michael J. Shea	5,000		*
Burt R. Wolder	--
Robert W. Jewett(13)	164,500	(12), (14)
All Directors and Executive Officers as a Group (14 persons)(15)	2,580,645		3.8%

*           Represents less than one percent of the outstanding shares of our common stock.

(1)
Heartland Advisors, Inc. and William J. Nasgovitz, who is identified as the president and principal shareholder of Heartland Advisors, Inc. filed an amended Schedule 13G on April 10, 2008, disclosing that they have shared voting power with respect to 11,677,590 shares of our common stock and shared dispositive power with respect to 12,027,897 shares.  The amended Schedule 13G indicates that Heartland Advisors, Inc. and Mr. Nasgovitz each disclaim beneficial ownership of these shares.

(2)
Wells Fargo & Company filed an amended Schedule 13G, on behalf of itself and certain of its subsidiaries (specifically, Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, and Wells Fargo Bank, National Association), on February 4, 2008, disclosing that Wells Fargo & Company, through two of its subsidiaries, Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC, beneficially owns an aggregate of 8,148,889 shares of our common stock.  The amended Schedule 13G indicates that Wells Capital Management Incorporated has sole voting power with respect to 3,759,249 shares and sole dispositive power with respect to 8,148,889 shares, and that Wells Fargo Management, LLC has sole voting power with respect to 3,491,540 shares.

(3)	Royce & Associates, LLC filed an amended Schedule 13G on January 30, 2008, disclosing that it has sole voting power and sole dispositive power with respect to all of these shares.

(4)
Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.) filed an amended Schedule 13G on February 6, 2008, disclosing that it has sole voting power and sole dispositive power with respect to all of these shares, but disclaims beneficial ownership of such shares.

(5)
Basil P. Regan and Regan Partners, L.P. filed an amended Schedule 13G on January 9, 2008, disclosing that Basil D. Regan has sole voting and dispositive power with respect to 1,645,181 shares of our common stock, and Basil P. Regan and Regan Partners, L.P. have shared voting and dispositive power with respect to 3,309,253 shares.  The amended Schedule 13G indicates that Basil P. Regan and Regan Partners, L.P. disclaim beneficial ownership of these shares except to the extent of their pecuniary interest.

(6)
Putnam, LLC d/b/a Putnam Investments filed an amended Schedule 13G on February 1, 2008, disclosing that Putnam, LLC, through two of its subsidiaries, Putnam Investment Management, LLC and The Putnam Advisory Company, LLC, beneficially owns an aggregate of 4,392,855 shares of our common stock.  The amended Schedule 13G indicates that Putnam Investment Management, LLC has shared voting power with respect to 254,800 shares and shared dispositive power with respect to 2,746,220 shares, and that The Putnam Advisory Company, LLC has shared voting power with respect to 847,990 shares and shared dispositive power with respect to 1,646,635 shares.

(7)
Includes, in the case of Mr. Currier, 10,000 restricted shares of the Company’s common stock granted on June 1, 2007 under the 2007 Non-Employee Director Restricted Stock Plan, and, in the case of each of the other directors indicated, 5,000 restricted shares granted under the plan on that date.

(8)
Includes 10,000 shares of the Company’s common stock subject to options granted (for an aggregate of 25,000 shares) in 2005 to each of the directors indicated, such options having been granted under the 1997 Director Option Plan.  Options granted under the 1997 Director Option Plan become exercisable in five equal installments, commencing one year from the date of grant, provided that the holder of the option continues to serve as a director of the Company.  Such directors have the right to acquire these shares within 60 days after the date of this proxy statement upon exercise of such options.

(9)	Includes 3,600 shares held by Dr. Rigolosi’s spouse, Robert.

(10)
Includes 1,447,328 shares held by The Cynthia W. Rossano 1991 Trust, of which Mr. and Mrs. Rossano are trustees with sole voting power and sole dispositive power, 272,096 shares held by the Kenneth Rossano 1991 Trust, of which Mr. Rossano is a trustee with sole voting power and sole dispositive power, and 50,000 shares held by Mr. Rossano.

(11)	Mr. Calver resigned from his position as President and Chief Executive Officer of the Company, as well as a member of the Board, effective February 5, 2008.

(12)
Includes shares that the indicated individuals have the right to acquire within 60 days after the date of this proxy statement upon exercising outstanding options granted under various Company stock option plans, as follows:

Name of Individual	Number of Shares
James A. Calver	25,000
Robert W. Jewett	141,000

(13)	Mr. Jewett resigned from his position as Senior Vice President, General Counsel and Corporate Secretary as of May 4, 2007.

(14)	Includes 1,000 shares held by Mr. Jewett and his spouse, Sheila, as joint tenants.

(15)
Includes shares which certain of the individuals listed in the table have the right to acquire within 60 days after the date of this proxy statement upon exercise of outstanding options.  See footnotes (8) and (12) above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and the beneficial owners of more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of the Company.  Directors, executive officers and such beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).  The Company has historically undertaken to make such filings on behalf of its directors and executive officers.

To our knowledge, based solely on our review of the copies of such reports (and amendments to such reports) furnished to us, we are not aware of any required Section 16(a) reports that were not filed on a timely basis with respect to the fiscal year ended December 31, 2007.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company and the effectiveness of the Company's internal control over financial reporting for the fiscal year ending December 31, 2008. KPMG LLP has served as the Company’s auditors since 1980.  Services provided to the Company by KPMG LLP during 2007 are described below under “FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

In accordance with the Audit Committee’s charter, the Board has directed management to submit the appointment of the independent registered public accounting firm for ratification by our shareholders at the annual meeting.  Although ratification of this appointment by our shareholders is not required by law, the Board has determined that it is desirable to seek shareholder ratification of this appointment in light of the critical role played by an independent registered public accounting firm in maintaining the integrity of the Company’s accounting controls and financial reporting.  Notwithstanding its appointment, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.  If our shareholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its appointment.

Representatives of KPMG LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Vote Required

Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008 requires the affirmative vote of the majority of the votes cast at the annual meeting.

The Board recommends that shareholders vote “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibilities for the oversight of the quality and integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, the performance of the internal audit function and independent audit, and the independence and qualifications of our independent registered public accounting firm, which reports directly to the Audit Committee.  The Audit Committee operates under a charter approved by the Board.  The full text of the Audit Committee charter is available on our website at www.hooperholmes.com.  As of the date of this proxy statement, the Audit Committee is comprised of three directors, each of whom the Board has determined to be independent within the meaning of rules adopted by the SEC and the listing standards of the AMEX.

Our management has responsibility for preparing our consolidated financial statements, maintaining effective internal control over financial reporting and assessing the effectiveness of the internal control over financial reporting.  Our independent registered public accounting firm, KPMG LLP, is responsible for performing an audit of our consolidated financial statements and the effectiveness of the Company's internal control over financial reporting in accordance with the standards established by the Public Company Accounting Oversight Board, and for issuing reports on the results of their audits.

In this context, the Audit Committee hereby reports as follows:

1.
The Audit Committee has met with management and KPMG LLP, and reviewed and discussed with them the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2007 and the effectiveness of the Company's internal control over financial reporting as of December 31, 2007.

2.
The Audit Committee has discussed and reviewed with KPMG LLP the matters required by generally accepted accounting principles, including those described in Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards Vo1. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and, with and without management present, discussed and reviewed the results of KPMG LLP’s audit of the consolidated financial statements.

3.
The Audit Committee has obtained from KPMG LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has discussed with KPMG LLP any relationships that may impact their objectivity and independence, and has satisfied itself as to their independence.  The Audit Committee reviewed, with KPMG LLP and management, the audit plan, audit scope and identification of audit risks.

4.
Based upon the review and discussions described in the preceding paragraphs 1 through 3 above, and the Audit Committee’s review of the representations of management and KPMG LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the SEC.

Date: March 11, 2008

/s/ John W. Remshard
Committee Chair

/s/ Quentin J. Kennedy
Committee Member

/s/ Kenneth R. Rossano
Committee Member

The foregoing report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2007 and 2006, and fees for other services rendered by KPMG LLP during those periods.

Type of Fees	Fiscal Year Ended December 31, 2007	Fiscal Year Ended December 31, 2006
Audit Fees(1)	$903,000	$1,291,000
Audit-Related Fees(2)	$62,000	$28,000
Total Audit and Audit-Related Fees	$965,000	$1,319,000
Tax Fees(3)	$412,000	$216,000
Total Fees	$1,337,000	$1,535,000

(1)
Audit fees in 2006 include the worldwide audit (including the U.S. and U.K.) of the Company’s consolidated financial statements and audit of internal control over financial reporting, reviews of quarterly financial statements, and separate statutory audits in the United Kingdom.  Audit fees in 2007 include the audit of the Company's consolidated financial statements, audit of internal control over financial reporting and reviews of quarterly financial statements.

(2)
Audit-related fees in 2007 consist of fees related to the Company’s divestiture of Medicals Direct Group, the Company’s former subsidiary based in the United Kingdom, a transaction that was completed in the third quarter of 2007.  In 2006, audit-related fees consist of fees related to due diligence associated with an acquisition.

(3)	Tax fees in each of 2007 and 2006 consist of fees for tax compliance and related advisory services.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter, reviews and pre-approves all audit and permissible non-audit services provided by KPMG LLP, the Company’s independent registered public accounting firm, and the related fees, prior to the Company’s engagement of KPMG LLP to provide such services.  By resolution of the Audit Committee, the chair of the Audit Committee may approve dollar amounts in excess of the fees established in such resolution(s), subject to ratification by the full committee at its next regular meeting.  At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval.  All services being provided by the independent registered public accounting firm are regularly reviewed. For 2007, all audit and non-audit services provided by KPMG LLP were approved in advance by the Audit Committee.

The Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining KPMG LLP’s independence and has determined that such services are compatible with maintaining KPMG LLP’s independence.

PROPOSAL No. 3
APPROVAL OF THE HOOPER HOLMES, INC.
2008 OMNIBUS EMPLOYEE INCENTIVE PLAN

Upon the recommendation of the Compensation Committee, the Board of Directors has adopted the Hooper Homes, Inc. 2008 Omnibus Employee Incentive Plan (the “Omnibus Plan”) and is submitting it to the Company’s shareholders for approval.

The Omnibus Plan provides for grants to our senior management and other employees of different types of awards: stock options, stock appreciation rights (or SARs), shares of restricted stock, performance shares, and cash-denominated annual/long-term incentive awards.  The receipt, exercise and/or payout of any and all awards granted under the Omnibus Plan may be made subject to the satisfaction of performance conditions.  Our Board intends to use such awards to enhance the Company’s ability to attract and retain highly qualified officers, key employees and other personnel, and to motivate such persons to expend maximum effort to improve the Company’s business results and earnings.  The Board believes that, by providing an opportunity to our employees to acquire or increase their equity interests in the Company, their interests are better aligned with that of our shareholders.

The number of shares of the Company’s common stock available for issuance under the Omnibus Plan is 5,000,000 shares (subject to adjustment as provided in the Omnibus Plan), representing approximately 7.3% of the number of shares outstanding as of the date of this proxy statement.  The Omnibus Plan is to remain in effect until the earlier of (i) the 10th anniversary of its effective date (i.e., May 29, 2008, if our shareholders approve the Omnibus Plan at the annual meeting), or (ii) the date all shares of stock available for issuance under the Omnibus Plan have been issued.

If the Omnibus Plan is approved by our shareholders, the Hooper Holmes, Inc. 1999 Stock Option Plan and the 2002 Stock Option Plan will be frozen and no further grants or awards will be made under those plans.  The Board believes that administering all future stock and equity-based awards to our employees under a single plan, in lieu of awards under these prior plans, would increase the efficiency and effectiveness of the Company’s equity compensation programs, reduce administrative and regulatory costs, and create greater transparency with respect to the Company’s equity compensation practices.  However, prior stock option plans will continue in effect after approval of the Omnibus Plan for so long as and solely to the extent necessary to administer previously-granted awards that remain outstanding under such plans.  If the Omnibus Plan is not approved by our shareholders, the prior plans will remain in effect according to their terms and we may continue to make equity-based awards under certain of the plans.

If approved by our shareholders, the Omnibus Plan will become effective as of May 29, 2008.  No awards have been or will be made under the Omnibus Plan unless and until the Omnibus Plan is approved by our shareholders.   Shareholder approval of the Omnibus Plan is desired, among other reasons, to ensure the tax deductibility by the Company of certain awards under the Omnibus Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and to meet the listing requirements of the American Stock Exchange.

The material features of the Omnibus Plan are summarized below.  The summary is qualified in its entirety by reference to the specific provisions of the Omnibus Plan, the full text of which is set forth as Annex A to this proxy statement.

Eligibility to Receive Awards under the Omnibus Plan

Any of our employees or any employee of a subsidiary or other affiliate of the Company will be eligible to receive awards under the Omnibus Plan.  Non-employee directors may not be granted awards under the Omnibus Plan.  It is presently estimated that approximately 80 persons will be considered for the grant of awards under the plan.

Administration

The Omnibus Plan will be administered by the Compensation Committee.  The Compensation Committee will select the employees to whom awards will be granted and set the terms and conditions of such awards, including any performance goals applicable to certain awards.

Shares Reserved for Awards

As noted above, the number of shares of the Company’s common stock available for issuance under the Omnibus Plan is 5,000,000 shares, representing approximately 7.3% of the number of shares outstanding as of the date of this proxy statement.  The number (and kind) of shares authorized for awards is subject to proportional adjustment for changes in the Company’s capitalization, a reorganization, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in our shares, effected without receipt of consideration by the Company.

Shares of our common stock to be issued under the Omnibus Plan shall be authorized but unissued shares, shares purchased in the open market or otherwise, treasury shares or any combination of such shares, as the Compensation Committee or, if appropriate, the Board may determine.

The Omnibus Plan includes provisions specifying the number of shares of our common stock that will count against the share limit under the plan – provisions that distinguish among the types of awards – including the following:

•	Options: the shares subject to an option will count against the limit on a one-for-one basis.

•	SARs: the number of shares subject to a SAR shall count against the limit regardless of the number of shares actually issued to settle the SAR upon exercise.

•
Performance Shares: if the number of shares subject to an award of performance shares is variable depending on the level at which the performance measures are met, the number of shares subject to the award shall be deemed to be the maximum number of shares that could be received under the award.

Any shares that are not used because (i) the terms and conditions of the applicable award are not met, (ii) the award terminates, expires, or is exchanged or forfeited, or (iii) the award is settled in cash in lieu of shares (except in the case of the exercise of a SAR) may again be used for an award under the Omnibus Plan.

Types of Awards

Awards under the Omnibus Plan may include:

•	options – both incentive stock options (within the meaning of Section 422 of the Code) (ISOs) and non-qualified stock options (that is, options that do not qualify as ISOs) (NQSOs)

•
stock appreciation rights (SARs) (that is, the right to receive the value of the increase in the price of a specified number of shares of our common stock over a specified period of time, with the award being settled in cash or shares)

•
shares of restricted stock (restricted in the sense that such shares may be subject to, among other things, restrictions based on the achievement of corporate and/or individual performance goals, time-based restrictions on vesting, holding requirements, and transfer/sale restrictions)

•	performance shares (that is, awards for which the payout depends on the extent to which specified performance goals are met)

•
cash-denominated incentive awards, which will be subject to the attainment of performance goals over a performance period of up to one year (in the case of annual incentive awards) or more than one year (in the case of long-term incentive awards).

Options.  The Compensation Committee may grant to participants in the Omnibus Plan options to purchase shares of our common stock.  The Compensation Committee will determine the terms and conditions of each option award, including the number of shares of stock for which the option may be exercised, the option exercise price, vesting schedule, any conditions upon which the option shall become vested and exercisable, the term of the option, the consequence of a grantee’s ceasing to be an employee, and the form of payment upon exercise of the option.

The exercise price of an option awarded under the Omnibus Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Compensation Committee grants the option award.  In the case of an ISO granted to a holder of more than 10% of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date the Compensation Committee grants the award.  The Compensation Committee may base the exercise price of an option award on 100% of the fair market value of a share of our common stock on the grant date of the option award, a premium to the fair market value, or an index to the fair market value.

Unless the award agreement memorializing the terms of an option award specifies otherwise, an option awarded under the Omnibus Plan will vest and become exercisable in four equal annual installments (i.e., 25% on each of the second through fifth anniversaries of the grant date).  The Omnibus Plan includes provisions that may alter the vesting schedule in the event of a grantee’s ceasing to be an employee or the occurrence of a change of control of the Company.  An option granted under the Omnibus Plan will expire no later than the 10th anniversary of its grant date; in the case of an ISO granted to a Ten Percent Stockholder, no later than the 5th anniversary. The Omnibus Plan provides for automatic exercise of an in-the-money option (that is, an option for which the exercise price is exceeded by the fair market value of a share of stock) if the option remains unexercised on the date preceding the option’s expiration day.  This provision was included in light of the accounting treatment under  SFAS No. 123R, which does not allow for the reversal of the previously recognized expense with respect to an unexercised option.

The Omnibus Plan provides a number of alternative methods to pay the exercise price of an option, including:

•	paying in cash

•
tendering previously acquired shares of our common stock having an aggregate fair market value at the time of exercise of the option equal to the exercise price for the shares for which the option is being exercised

•
a net exercise of the option (that is, using a portion of the shares of stock subject to the option, each valued at the fair market value of a share of our common stock on the date of exercise of the option, to pay the option price for the shares for which the option is being exercised)

•	through a “cashless” exercise (in which the shares of stock underlying the option are sold by a licensed securities broker, with the proceeds used to pay the option price).

Stock Appreciation Rights.  The Compensation Committee may grant to participants in the Omnibus Plan awards of stock appreciation rights, or SARs.  An award of a SAR entitles the grantee to receive, upon its exercise, a payment equal to (i) the excess of the fair market value per share of a share of our common stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised.  The Omnibus Plan provides for the awarding of either freestanding SARs or tandem SARs (i.e., a SAR granted in connection and coincident with a related option, the exercise of which requires the forfeiture of the right to purchase shares of our common stock under the related option).

The exercise price of a SAR awarded under the Omnibus Plan, to be determined by the Compensation Committee in its discretion, may not be less than 100% of the fair market value of a share of our common stock on the date the Compensation Committee grants the SAR award.  The Compensation Committee may base the exercise price of a SAR award on (i) 100% of the fair market value of a share of our common stock on the grant date of the award, (ii) a premium to the fair market value, or an index to the fair market value.

Unless the award agreement memorializing the terms of a SAR award specifies otherwise, a SAR awarded under the Omnibus Plan will vest and become exercisable in four equal annual installments (i.e., 25% on each of the second through fifth anniversaries of the grant date).  The Omnibus Plan includes provisions that may alter the vesting schedule in the event of a grantee’s ceasing to be an employee or the occurrence of a change of control of the Company.  In general, each award of a SAR granted under the Omnibus Plan will terminate on the 10th anniversary of its grant date.  An award of a tandem SAR granted in connection with an ISO will expire no later than the expiration of the related ISO.

At the discretion of the Compensation Committee, the payment to be made to a grantee upon the grantee’s exercise of a SAR may be in cash, shares of our common stock of equivalent value (based on the fair market value of a share of such stock on the date of exercise of the SAR) or some combination of cash and stock.

Restricted Stock.  The Compensation Committee may grant to participants in the Omnibus Plan awards of shares of restricted stock – that is, shares subject to specified restrictions (for example, the achievement of corporate and/or individual performance goals, time-based restrictions on vesting, holding requirements, and transfer/sale restrictions).

Unless the award agreement memorializing the terms of an award of shares of restricted stock specifies otherwise, such an award will vest and become exercisable in four equal annual installments (i.e., 25% on each of the second through fifth anniversaries of the grant date).  Unless the Compensation Committee otherwise provides in an award agreement, upon a grantee’s ceasing to be an employee for any reason other than his death or disability, any award of shares of restricted stock held by the grantee that have not vested, or with respect to which all applicable restrictions and conditions have not been satisfied or lapsed, shall be deemed forfeited.  However, the Compensation Committee may, in its discretion, in any individual case, provide for a waiver of restrictions or forfeiture conditions related to the shares of restricted stock.

Unless the Compensation Committee provides otherwise in the applicable award agreement, a grantee holding an award of shares of restricted stock granted under the Omnibus Plan will have right to vote such shares and will be credited with dividends paid with respect to those shares.

Performance Shares.   The Compensation Committee may grant to participants in the Omnibus Plan awards of performance shares.  An award of performance shares entitles the grantee to receive a payment from the Company (in the form of shares of our common stock), the amount of which is based upon the level of attainment of predetermined performance measures over a specified performance period.

The Compensation Committee will establish the performance measures and performance period applicable to each award.  With respect to participants in the Omnibus Plan who are subject to Section 162(m) of the Code, the applicable performance measures are to be objective; the level(s) of performance targeted by the Compensation Committee must result in achievement of the performance measures being “substantially uncertain.”  the Omnibus Plan specifies a number of performance measures applicable to such awards, including: net earnings or net income; operating earnings, pre-tax earnings; earnings (or loss) per share; share price: sales or revenue, or sales or revenue growth; operating income (or loss) before and after taxes; gross, cash or operating margins; gross profits; return measures; cash flow; productivity ratios; expense targets; working capital targets; year-end cash; reductions in cost; improvement in or attainment of expense levels or working capital levels; and completion of acquisitions of business or companies.  The performance measures may be used to measure the performance of the Company, any subsidiary or affiliate of the Company as a whole or any of its or their business units, as the Compensation Committee deems appropriate.

Cash-Denominated Annual and Long-Term Incentive Awards.  The Compensation Committee may grant cash-denominated annual and long-term incentive awards, which would include annual cash incentive compensation to be paid to “covered employees” subject to Section 162(m) of the Code.  The Compensation Committee will determine the terms and conditions of each cash-denominated award.  Performance goals may be expressed in terms of attaining a specified level of the particular performance measure or an increase or decrease (expressed in absolute terms or a percentage) in the performance measure, or achievement in relation to a peer group or other index.  The performance goals may include a threshold level of performance, below which no payment will made (or no vesting will occur), and a maximum level of performance, above which no additional payment will be made (or at which full vesting will occur).

The Compensation Committee will determine the form of payment of any earned annual or long-term cash-denominated incentive award.  The Compensation Committee, in its discretion, may pay amounts earned in the form of cash or in shares of our common stock (including shares of restricted stock).  Further, grantees may be given the option to elect to receive payment of some or all of an award in shares of our common stock, including shares of restricted stock, with the number of such shares reflecting a premium, based on the fair market value of a share of our common stock on the date of payment,  of up to 20% over the amount otherwise payable in cash.. In general, any shares of restricted stock issued in payment of all or a portion of an earned award will vest in equal annual installments on the first and second anniversaries of the date of payment of such shares.  However, if subsequent to payout, a grantee ceases to be an employee, the grantee shall have the right to retain any and all shares of restricted stock received upon payout of the award, whether or not the shares have fully vested at the time the grantee ceases to be an employee.

The Compensation Committee will arrange for the Company to pay any earned award promptly after the Compensation Committee is able to determine and certify the extent to which the award has been earned, which, in general, will require completion of the audit of the Company’s financial statements for the applicable fiscal year(s).  A grantee must be an employee at the time of payout of an award to be eligible to receive the payout.

General Terms of Awards

Prohibition on Repricing.  The Omnibus Plan provides that, without shareholder approval, no amendment or modification may be made to an outstanding option or SAR (for example, by reducing the exercise price or replacing the option or SAR with cash or another award type) that would be treated as a repricing under the rules of the principal stock exchange on which our common stock is then listed.

Restrictions on Transferability of Awards.  An award granted under the Omnibus Plan is not generally transferable by the grantee except in the event of the grantee’s death or unless otherwise required by law.  An award agreement with respect to an award of an option or SAR may provide that a grantee may transfer to a “family member” (as defined in the plan) all or part of an award in a “not far value” transaction – for example, by a gift or a transfer under a domestic relations order in settlement of marital property rights.

Forfeiture Provisions.  The Omnibus Plan provides that the Company may retain the right in an award agreement to cause a forfeiture of the gain realized by a grantee in connection with an award(s) on account of actions taken by the grantee in violation of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of employees or clients of the Company, or (iv) any confidentiality obligation with respect to the Company.  In addition, the Company may annul an award if the grantee ceases to be an employee as a result of a termination for cause (as defined in the plan).

The Omnibus Plan also provides that, if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under applicable securities laws, the individuals subject to automatic forfeiture under the Sarbanes-Oxley Act of 2002 and any grantee who knowingly engaged in or failed to prevent the misconduct, or was grossly negligent in engaging or failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC of the financial document(s) reflecting the restatement.

Amendment, Suspension and Termination of the Omnibus Plan

The Board may at any time amend, suspend or terminate the Omnibus Plan, provided that no such action shall, without the consent of an award grantee, impair the rights or obligations under any award previously granted under the plan.  Amendment of the Omnibus Plan shall require approval of the Company’s shareholders to the extent determined by the Board to be necessary under the Company’s organizational documents, or by applicable law or stock exchange listing requirements.  Shareholder approval will be required if the amendment would (i) materially increase the benefits accruing to grantees, (ii) materially increase the aggregate number of shares of our common stock that may be issued under the plan, or (iii) materially modify the requirements as to eligibility for participation in the plan.

Federal Income Tax Consequences

Based on current provisions of the Code and the existing regulations under the Code, the anticipated U.S. federal income tax consequences of awards of options and SARs granted under the Omnibus Plan are as described below.  The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws in effect as of the date of this proxy statement.

Non-Qualified Stock Options.  An employee receiving a NQSO does not recognize taxable income on the date of grant of the NQSO, provided that the NQSO does not have a readily ascertainable fair market value at the time it is granted.  In general, the employee must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the shares of common stock on the date of exercise and the option price.  The ordinary income recognized will constitute compensation for which tax withholding generally will be required.  The amount of ordinary income recognized by an employee will be deductible by us in the year that the employee recognizes the income if we comply with the applicable withholding requirement.

Shares of our common stock acquired upon the exercise of a NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the common stock generally will begin on the date of exercise or such other relevant date.  Upon subsequent disposition of the common stock, the employee will recognize long-term capital gain or loss if the employee has held the common stock for more than one year prior to disposition, or short-term capital gain or loss if the employee has held the common stock for one year or less.

If an employee pays the exercise price, in whole or in part, with previously acquired shares of common stock, the employee will recognize ordinary income in the amount by which the fair market value of the shares of common stock received exceeds the option exercise price.  The employee will not recognize gain or loss upon delivering the previously acquired shares of common stock to us.  Shares of common stock received by an employee, equal in number to the previously acquired shares of common stock exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares of common stock.  Shares of common stock received by an employee in excess of the number of such previously acquired shares of common stock will have a basis equal to the fair market value of the additional shares of common stock as of the date ordinary income is recognized.  The holding period for the additional shares of common stock will commence as of the date of exercise of the NQSO or such other relevant date.

Incentive Stock Options.  An employee who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise.  Upon the exercise of an ISO, the difference between the fair market value of the shares of common stock received and the option exercise price is, however, a tax preference item potentially subject to the alternative minimum tax.

Upon disposition of shares of common stock acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the option exercise price.  However, if the employee disposes of the shares of common stock within two years of the date of grant or within one year of the date of the transfer of the shares of common stock to the employee (a “Disqualifying Disposition”), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition.  In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or (b) the difference between the fair market value of the shares of common stock received on the date of exercise and the option exercise price.  Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the shares of common stock have been held.  We are not entitled to a tax deduction upon either the exercise of an ISO or the disposition of the shares of common stock acquired upon such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.  For alternative minimum taxable income purposes, on the later sale or other disposition of the shares of common stock, generally only the difference between the fair market value of the shares of common stock on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

If an employee pays the exercise price, in whole or in part, with previously acquired shares of common stock, the exchange should not affect the ISO tax treatment of the exercise.  Upon the exchange, and except as otherwise described in this discussion, no gain or loss is recognized by the employee upon delivering previously acquired shares of common stock to us as payment of the exercise price.  The shares of common stock received by the employee, equal in number to the previously acquired shares of common stock exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquires shares of common stock.  The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements.  Shares of common stock received by the employee in excess of the number of previously acquired shares of common stock will have a basis of zero and a holding period which commences as of the date the shares of common stock are transferred to the employee upon exercise of the ISO.  If the exercise of any ISO is effected using shares of common stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares of common stock will be considered a disposition of the shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Stock Appreciation Rights.  To the extent the requirements of the Code are met, there are no immediate tax consequences to an employee when a SAR is granted.  When an employee exercises the right to the appreciation in fair market value of shares represented by a SAR, payment made in shares of common stock are normally includable in the employee’s gross income for regular income tax purposes.  We will be entitled to deduct the same amount as a business expense in the same year.  The includable amount and corresponding deduction each will equal the fair market value of the shares of common stock payable on the date of exercise.

Restricted Stock.  The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares.  Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture or the shares are freely transferable.  At the time the restrictions lapse, the grantee will recognize ordinary income equal to the then fair market value of the shares.  The grantee may, however, make an election to include the value of the shares in gross income in the year such shares are granted despite such restrictions.  Generally, we will be entitled to deduct the fair market value of the shares transferred to the grantee as a business expense in the year the grantee includes the compensation in income.

Performance Shares and Cash-Denominated Awards.  Normally, an employee will not recognize taxable income upon the grant of performance shares and cash-denominated awards.  Subsequently, when the conditions and requirements for the awards have been satisfied and the payment determined, any cash received and the fair market value of any shares of common stock received will constitute ordinary income to the employee.  We also will then be entitled to a deduction in the same amount.

Vote Required

Approval of the Omnibus Plan will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the annual meeting, assuming the presence of a quorum at the annual meeting.  If the shareholders do not approve the Omnibus Plan, it will not be implemented but we reserve the right to adopt such other compensation plans and programs as we deem appropriate and in the best interests of the Company and its shareholders.

Board Recommendation

The Board recommends a vote “FOR” the proposal to approve the Omnibus Plan.

The number and types of awards that will be granted under the Omnibus Plan are not determinable at this time.  The Compensation Committee will make these determinations in its sole discretion.  In the case of annual incentive awards that may be payable to our executive officers under our 2008 Pay For Performance Plan (described more fully under “Compensation of Executive Officers – Compensation Discussion and Analysis – Cash Incentive Compensation – 2008 Pay for Performance Plan”), the amount of any award will depend on the level of satisfaction of the corporate and individual performance criteria during 2008.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plans Approved by Shareholders

The Company maintains four equity-based compensation plans under which awards or grants may be made as of the date of this proxy statement, each of which has been approved by our shareholders:

•
2007 Non-Executive Director Restricted Stock Plan – The 2007 Non-Employee Director Restricted Stock Plan, provides for the automatic grant, on an annual basis, of 5,000 shares of our common stock to each non-employee member of the Board (other than the non-executive chair of the Board or the Lead Director, if there is no non-executive chair).  The non-executive chair of the Board (or the Lead Director, if there is no non-executive chair) receives 10,000 shares.  The automatic grants of shares to our non-employee directors are made on June 1 of each year during the 10-year duration of the plan.  An aggregate of 600,000 shares, subject to adjustment,  may be granted under the plan.  As of April 9, 2008, 555,000 shares remain available under the plan.

•
2004 Stock Purchase Plan – Under the 2004 Stock Purchase Plan, the Compensation Committee may from time to time offer shares of our common stock to eligible employees of the Company at a purchase price per share equal to 95% of the fair market value of a share of our common stock based on the closing price as reported on the AMEX on the grant date.  The total number of shares of our common stock which may be sold under the plan shall not exceed, in the aggregate, 2,000,000 shares, subject to adjustment.  As of April 9, 2008, there are currently 1,918,492 shares available for purchase under the plan.  In any calendar year, an employee may not purchase shares with a fair market value in excess of either (i) 10% of his or her aggregate compensation for the previous calendar year or (ii) $25,000.

•
2002 Stock Option Plan – Under the 2002 Stock Option Plan, the Compensation Committee, in its sole discretion, may grant stock options and/or stock appreciation rights (SARs) to present or future key managers or employees of the Company.  A grant of stock options – either incentive stock options or nonqualified options – and/or SARs is to be memorialized by an option agreement or SAR agreement, which agreement is to provide that the recipient must remain in the Company’s employ for a period of at least 24 months from the grant date, or until his earlier retirement or total disability.  The plan specifies that the maximum number of shares of our common stock that may be the subject of options and SARs granted under the plan is 3,000,000 shares, subject to adjustment.  As of April 9, 2008, options and/or SARs for up to 785,900 shares of our common stock remain available for issuance under the plan.  However, if shareholders approve the Omnibus Plan at the 2008 annual meeting, the 2002 Stock Option Plan will be frozen and no further grants or awards will made under the plan.

•
1999 Stock Option Plan – Under the 1999 Stock Option Plan, the Compensation Committee, in its sole discretion, may grant stock options and/or SARs to present or future key managers or employees of the Company.  A grant of stock options – either incentive stock options or nonqualified options – and/or SARs is to be memorialized by an option agreement or SAR agreement, which agreement is to provide that the recipient must remain in the Company’s employ for a period of at least 24 months from the grant date, or until his earlier retirement or total disability.  The plan specifies that the maximum number of shares of our common stock that may be the subject of options and SARs granted under the plan is 2,000,000 shares, as adjusted for a 2-for-1 stock split, and subject to further adjustment.  As of April 9, 2008, options and/or SARs for up to 66,600 shares of our common stock remain available for issuance under the plan.  However, if shareholders approve the Omnibus Plan at the 2008 annual meeting, the 1999 Stock Option Plan will be frozen and no further grants or awards will made under the plan.

In addition to the above-described plans, options to purchase shares of our common stock remain outstanding as of the date of this proxy statement under four other equity-based compensation plans: the 1992 Stock Option Plan, the 1994 Stock Option Plan, the 1997 Stock Option Plan and the 1997 Director Stock Option Plan.  However, the authority to grant new awards under these plans has expired.  The Compensation Committee continues to administer these plans as to the options that remain outstanding.

Summary Table

The following table sets forth information relating to Hooper Holmes’ equity compensation plans as of December 31, 2007.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	_____(a)_____	_____(b)_____	_____(c)_____
Equity compensation plans approved by security holders(1)	5,694,300	$5.34	3,386,392
Equity compensation plans not approved by security holders	0	N/A	0

(1)
As of December 31, 2007, the 2007 Non-Employee Director Restricted Stock Plan, the 2004 Stock Purchase Plan, the 2002 Stock Option Plan and the 1999 Stock Option Plan were the four equity compensation plans that were in effect and under which the Company may make future awards.  The amounts available for grant under each plan as of December 31, 2007 are as follows:  2007 Non-Employee Director Restricted Stock Plan – 555,000; 2004 Stock Purchase Plan – 1,918,492; 2002 Stock Option Plan – 862,900; and 1999 Stock Option Plan –50,000.  In addition, options to purchase shares of common stock remain outstanding as of that date under four other  compensation plans: the 1992 Stock Option Plan, the 1994 Stock Option Plan, the 1997 Stock Option Plan and the 1997 Director Option Plan.

EXECUTIVE OFFICERS

Our executive officers as of the date of this proxy statement are as follows:

Name	Age	Position
Roy H. Bubbs	58	President and Chief Executive Officer, and a member of the Board of Directors
Michael J. Shea	48	Senior Vice President, Chief Financial Officer and Treasurer
Ronald J. Levesque	61	President, Portamedic
Burt R. Wolder	56	Senior Vice President and Chief Marketing Officer
Christopher J. Behling	35	President, Health & Wellness Division
William F. Kracklauer	45	Senior Vice President, General Counsel and Corporate Secretary
Joseph A. Marone, Jr.	52	Vice President and Controller

Information with respect to each of our executive officers other than Roy H. Bubbs is provided below.  Information regarding Mr. Bubbs, who is a director as well as an executive officer of the Company, has been previously provided in the discussion of Proposal No. 1 in this proxy statement.

Michael J. Shea.  Mr. Shea has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since May 2006.  From 2003 until May 2006, Mr. Shea was the Chief Financial Officer of Computer Horizons Corporation, a provider of information technology services based in Mountain Lakes, New Jersey.  From 1995 to 2003, he served as Vice President and Controller for Computer Horizons.

Ronald J. Levesque.  Mr. Levesque has served as President of the Company’s Portamedic business since February 2007.  He was Senior Vice President and General Manager, Field Operations, from March 2006 until February 2007.  Mr. Levesque was Senior Vice President of the Company’s Infolink Services from 2003 until 2006 and Vice President and Zone Manager of the Company from 1989 until 2003.  Mr. Levesque has been an employee of the Company since 1976.

Burt R. Wolder.  Mr. Wolder has served as Senior Vice President and Chief Marketing Officer of the Company since July 2006.  From 2005 until July 2006, he was Vice President, Corporate Marketing, for Affiliated Computer Services, Inc., a provider of information technology and business process outsourcing services.  From 2004 until 2005,  he served as the head of Communications, Human Resources and Investor Solutions for Mellon Financial Corporation, a global financial services company.  Mr. Wolder was Vice President, Corporate Communications for AT&T from 1978 until 2003.

Christopher J. Behling.  Mr. Behling has served as the President of our Health & Wellness Division since September 12, 2007.  From July 2006 to September 12, 2007, Mr. Behling served as Senior Vice President, Business Development, of the Company.  From 2004 until July 2006, he was the founder and President of The Smart Space, a boutique consulting firm specializing in the distribution of financial products.  From 2003 until 2004, he was co-founder of Lifesource Executive Benefits and Insurance Services.  Mr. Behling was Divisional Vice President, Life Division, for AXA Distributors from 2000 until 2003.

William F. Kracklauer.  Mr. Kracklauer has served as Senior Vice President, General Counsel and Corporate Secretary of the Company since May 2007.  Prior to joining the Company, Mr. Kracklauer held leadership positions in several companies, including Yellow Book USA, a nationwide publisher of directories and provider of online and direct marketing services.  From 1996 to 2000, Mr. Kracklauer served as Assistant General Counsel of Primedia, a publishing and media company.  Prior to his association with Primedia, Mr. Kracklauer worked as an attorney for several New York law firms.

Joseph A. Marone, Jr.  Mr. Marone has been a Vice President of the Company since 1999 and has served as Controller since 1992. He served as acting Chief Financial Officer of the Company from September 2005 until May 2006 and has been an employee of the Company since 1990.

Each of the Company’s executive officers is appointed by and serves at the pleasure of the Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

Over the past several years, the Compensation Committee of our Board of Directors has sought to ensure that compensation arrangements for our executive officers are fair, non-discriminatory, encourage and reward good performance, further the Company’s business objectives and facilitate the development of the Company’s human resources.

As reported in the proxy statement for the 2007 annual meeting of the Company’s shareholders, in January 2006 the Compensation Committee engaged Mercer to assess the competitiveness of the Company’s total compensation opportunities for the Company’s key employees and provide recommendations regarding the structure of a performance-based annual incentive program.  In order to benchmark the Company’s pay practices for its executive officers, Mercer analyzed the compensation levels of nine other companies, three of which are competitors of the Company.  The other six companies were chosen on the basis of similar business mix and size (in terms of revenues).  Mercer’s report to the Compensation Committee noted the difficulties developing the comparison group of companies because of the existence of few direct competitors within a reasonable size range.  Mercer analyzed 2005 executive compensation levels at the Company compared to the comparison companies.  Based on that analysis, Mercer advised that: (1) base salaries of the Company’s executive officers were generally between the 25th percentile and the median of the comparison companies; (2) total cash compensation (base salary plus bonus) of the Company’s executive officers was, on average, below the 25th percentile; and (3) total direct compensation (total cash compensation plus long-term incentives) of the Company’s executive officers was below the 25th percentile for all executive officer positions.  The Mercer analysis also included a comparison of the financial performance of the Company relative to that of the comparison companies, using such financial benchmarks as net income, diluted earnings per share and average return on equity.  In general, the Company’s financial performance, as measured by these benchmarks, was below that of the comparison companies.

      Based on Mercer’s report, the Compensation Committee determined to move forward with the development and implementation of a pay-for-performance compensation plan, which the Compensation Committee adopted in May 2006.  If each of the plan participants had received the maximum annual incentive awards provided for under the 2006 plan, the aggregate amount of the funded incentives would have been $2.3 million.  However, the performance objectives applicable to our executive officers under the 2006 plan, which were based on the Company’s internal financial budgets, were not met.  Consequently, no awards were made to any of our executive officers under the plan.  This prompted the Compensation Committee to make refinements in the 2007 Executive Annual Incentive Plan to enhance the likelihood that awards would be earned under the plan.  However, once again the performance objectives applicable to our executive officers under the 2007 plan, which were also based on the Company’s internal financial budgets, were not met.   Nonetheless, the Compensation Committee continues to believe that it is appropriate that the Company’s compensation philosophy continue to reflect a significant emphasis on pay-for-performance.

Allocation of Compensation Among Principal Components

As stated above, the Compensation Committee believes that a significant percentage of the compensation of the most senior members of our management should be performance-based.  In particular, total cash compensation should vary with the Company’s performance in attaining financial and non-financial objectives.  Further, any long-term incentive compensation should be closely aligned with the interests of shareholders.

Cash compensation principally consists of an executive officer’s base salary and the potential for cash incentive compensation based on the achievement of certain financial and non-financial goals.  Long-term incentive compensation is realized primarily through the granting of stock options.

Principal Components of Compensation of Our Executive Officers

The principal components of the compensation we paid or offered to our executive officers in 2007 consisted of:

•	base salary;

•	guaranteed bonuses, paid in cash, upon an individual’s initial hiring;

•	cash incentive compensation under the terms of the 2007 Executive Annual Incentive Plan; and

•	equity compensation in the form of grants of stock options.

In 2007, our then Chief Executive Officer played a significant role in the Compensation Committee’s compensation decisions with respect to other members of our senior management, including providing recommendations as to the amounts of base salary, guaranteed bonus and, in the case of awards of stock options, the number of shares of our common stock underlying such awards.  We expect that the Compensation Committee will continue to solicit input from our Chief Executive Officer with respect to compensation decisions affecting other members of our senior management.  In July 2007, the Compensation Committee also engaged Towers Perrin to provide consulting services to the committee about various executive compensation matters.

Base Salary

As stated above, in 2007 the Compensation Committee determined not to change the annual base salaries of most of our executive officers from the levels paid in 2006.

Our Chief Executive Officer

The Board appointed James D. Calver as our President and Chief Executive Officer in January 2006.  Mr. Calver’s appointment followed a lengthy search for a new chief executive officer.  In connection with this search, a search committee formed by the Board retained the executive search firm of Korn/Ferry International.  The search committee discussed proposed compensation arrangements for Mr. Calver with representatives of Korn/Ferry.  At the time of the  search committee’s negotiation of Mr. Calver’s compensation arrangements, the search committee was conscious of the gap in the base salary level of the Company’s prior Chief Executive Officer and that of the Company’s other executive officers.  In agreeing to a base salary of $400,000 for Mr. Calver, the search committee closed that gap significantly. In addition, the search committee sought to make a significant portion of Mr. Calver’s potential total cash compensation subject to the satisfaction of performance-based benchmarks.  Although the search committee conducted the executive search for Mr. Calver and negotiated salary arrangements with Mr. Calver, the Compensation Committee approved Mr. Calver’s compensation package.

Mr. Calver resigned as our President and Chief Executive Officer, effective February 5, 2008.  Shortly after Mr. Calver resigned, the Board appointed Roy H. Bubbs to serve as interim President and Chief Executive Officer.  On April 4, 2008, the Board determined to remove the “interim” label.  At that time, the Board, based on the recommendation of the Compensation Committee, determined to fix Mr. Bubbs’ annual base salary at $500,000.

Our Chief Financial Officer

The Board hired Michael J. Shea as our Senior Vice President, Chief Financial Officer and Treasurer in May 2006.  Prior to joining us, Mr. Shea had served as the Chief Financial Officer of Computer Horizons Corporation, where he dealt with a number of financial challenges similar to those the Company was then facing and continues to face.  Mr. Calver and the Board viewed Mr. Shea’s prior experience with cost cutting and stabilization initiatives as being of particular value given the need to implement similar measures within the Company.  Mr. Shea’s base salary in his last year of employment with Computer Horizons was $220,000.  The terms of our offer letter to Mr. Shea provided for a base salary of $250,000, representing a relatively modest increase over the amount of base salary he was being paid by his former employer.

Other Executive Officers Hired in 2006

In July 2006, the Board hired Burt R. Wolder as our Senior Vice President and Chief Marketing Officer and Christopher J. Behling as our Senior Vice President, Business Development, each at a base salary of $225,000.  The base salary amounts were arrived at following negotiations with each of these individuals.  Our Chief Executive Officer viewed the filling of both of these positions as an important part of management’s three-phase turnaround program, particularly with respect to the second phase of that program: pursuit of revenue enhancement initiatives.

One Executive Officer Hired in 2007

In May 2007, the Board hired William F. Kracklauer as our Senior Vice President, General Counsel and Corporate Secretary at a base salary of $200,000. The base salary amount was arrived at based on the recommendation of Mr. Calver.

Other Executive Officers

For those of our named executive officers who were with the Company prior to 2006, there were no changes made in the base salaries of such individuals in 2007.

Bonus Compensation

In general, we have not historically paid any automatic or guaranteed bonuses to our executive officers.  However, we have from time to time paid guaranteed bonuses in connection with our initial hiring or appointment of an executive officer or a change in a person’s position and responsibilities with us.  In connection with our hiring of each of Messrs. Calver, Shea, Wolder and Behling in 2006, we agreed to provide these individuals with guaranteed bonuses in the first year of their employment with the Company in the following amounts:

Name of Individual                                                                Amount of Guaranteed Bonus

James D. Calver                                                                           $400,000
Michael J. Shea                                                                           $150,000
Burt R. Wolder                                                                              $90,000
Christopher J. Behling                                                                 $75,000

The payment of a guaranteed bonus to these individuals reflected the Compensation Committee’s appreciation of the uncertainty of the Company’s prospects at the time of their hiring and, in the case of Messrs. Shea, Wolder and Behling, their employment by the Company for substantially less than the full year in 2006, limiting their ability to contribute to the achievement of the performance objectives established under the 2006 Executive Annual Incentive Compensation Plan.

Mr. Kracklauer, who was hired in May 2007, also received a guaranteed bonus, in the amount of $50,000.  The amount equaled the potential payout established under the 2007 Executive Annual Incentive Plan for the General Counsel position (i.e., 25% of base salary) if the applicable performance measures were achieved at the target level.

Upon the Board’s decision to remove the “interim” status of Mr. Bubbs’ appointment as President and Chief Executive Officer, the Board determined not to provide Mr. Bubbs with a guaranteed bonus for his first year of employment by the Company.  Instead, Mr. Bubbs will be eligible for an award under the Company’s 2008 Pay for Performance Plan, described below.

Cash Incentive Compensation

2006 Executive Annual Compensation Plan

As discussed above, the Company engaged Mercer to assess the competitiveness of the Company’s then existing total compensation opportunities for its key executives and provide recommendations regarding the structuring of an annual incentive program.  The Compensation Committee met with a representative of Mercer at its regular meeting held on January 30, 2006, at which time the committee instructed Mr. Calver to work with Mercer to develop a pay-for-performance plan for the Company.  Over the next three months, the chair of the Compensation Committee participated in discussions with the Mercer representative, Mr. Calver and the Senior Vice President, Administrative Services Group (who has responsibility for Human Resources) regarding the plan.  The final version of the 2006 Executive Annual Incentive Plan was submitted to the Compensation Committee for approval at its meeting on May 8, 2006, at which time the Compensation Committee approved the plan.

The 2006 Executive Annual Incentive Plan established pay-for-performance incentives for management, supervisory personnel and other professional employees.  Participants in the plan included the Company’s Chief Executive Officer and members of management who reported directly to the CEO or the Company’s Chief Operating Officer (COO).  However, those executive officers who were hired in 2006 (specifically, Messrs. Calver, Shea, Wolder and Behling) were not eligible to receive any incentive compensation under the plan since the terms of each of their employment agreements or offer letters provided for the payment of a guaranteed first-year bonus.

The plan provided for payment of incentive compensation only upon the satisfaction of specified financial objectives:

•
For participants in the plan designated as corporate executives (including the COO), 100% of the annual incentive award opportunity was tied to the Company’s achievement of a specified target level of income before income tax, or IBIT, determined after the funding of any earned annual incentive awards.  The specified target level of IBIT included a +/- amount of $300,000.  The target IBIT amount was established based on the Company’s internal budgeting.

•
For participants in the plan designated as business leaders (i.e., heads of Company divisions or business units), 67% of the annual incentive award opportunity was tied to the Company’s achievement of the specified corporate IBIT, with 33% being tied to the operating results of the division/business unit (specifically, revenue, IBIT and IBIT margin) for which the applicable business leader had responsibility.  This weighting was intended to align the business leaders with their respective business units while maintaining a strong focus on overall corporate goals, strategy and performance.

•
For participants in corporate staff roles, 50% of the annual incentive award opportunity was tied to the Company’s achievement of the specified corporate IBIT, with the other 50% being based on the CEO’s assessment of the individual participant.  However, funding the CEO assessment portion of the potential award was available only if the threshold corporate IBIT was achieved.

The plan set forth threshold, target and maximum annual incentive opportunities, each expressed as a percentage of the applicable participant’s base salary – with the threshold level percentages ranging from 6.3% to 12.5%, the target level percentages ranging from 25% to 50%, and the maximum level percentages ranging from 50% to 100%.  The threshold level award amounts were to be triggered upon achieving 25% of the target financial objectives, while the maximum award amounts were to be triggered upon achieving two times the target financial objectives.  For all participants, the CEO could exercise discretion to adjust, over a range of -25% to +20%, the amount of the awarded incentive compensation based on the quality of the Company’s earnings and other relevant activities of the individual participant.  The overall adjustments had to reflect a zero sum approach.

2007 Executive Annual Compensation Plan

Prior to the Compensation Committee’s adoption of the 2007 Executive Annual Incentive Plan at the committee’s regularly scheduled meeting on February 5, 2007, certain refinements were made to enhance the likelihood that awards would be earned under the plan.  For example, the 2007 plan generally provided for corporate and business unit financial performance objectives defined with wider ranges of performance outcomes.  Further, the Compensation Committee had the discretion to consider the effect of special charges (e.g., restructuring charges) on the Company’s 2007 financial results, at the corporate and business unit level.  As with the 2006 plan, the performance objectives generally funded independently of one another, such that an award could be earned if some, but not all, of the performance objectives were met.  In addition, for certain of our executive officers, a portion of their incentive award opportunity was tied to the satisfaction of qualitative performance objectives.  While the Compensation Committee expected that achievement of the quantitative performance objectives established under the 2007 plan (described in the next paragraph) would be a challenge, the committee believed that these features would ensure that our executive officers maintained a high level of motivation throughout the year.

Awards opportunities under the 2007 plan were tied to the satisfaction of the following performance objectives established by the Compensation Committee, with the benefit of input from Mercer:

•	a specified level of corporate earnings before interest and taxes, or EBIT (i.e., revenues less cost of operations and selling, general and administrative, or SG&A, expense);

•	specified business unit operating results (specifically, revenue and EBIT), both of which had to be met at at least the threshold level for funding to occur;

•	expense reduction and other turnaround program targets; and

•
qualitative strategic and individual goals set by our Chief Executive Officer, goals that were aligned with the 2007 corporate strategy approved by our Board of Directors and were monitored by the Board’s Strategic Oversight Committee.

The amounts of the quantitative performance objectives were set after consideration of the internal budget for 2007 prepared by management.  For the corporate EBIT performance objective, award opportunities existed over a range of -20% from the low end of the target range to +38% above the high end of the target range.  For the business unit objectives, award opportunities existed over a range of -10% from the low end of the target range to +48% above the high end of the target range.

The weighting of the 2007 plan’s performance objectives varied for our executive officers, as reflected in the table below:

Position	Hooper Holmes _EBIT_	Business Unit Results	Functional Results	Strategic _Goals_
CEO	100%	0%	0%	0%
SVP, Chief Financial Officer	80%	0%	0%	20%
President, Portamedic	30%	50%	0%	20%
SVP, Chief Marketing Officer	40%	0%	40%	20%
SVP, Business Development	40%	0%	40%	20%
SVP, General Counsel & Secretary	40%	0%	40%	20%
VP, Controller	40%	0%	40%	20%

The 2007 plan set forth threshold, target and maximum annual incentive opportunities, each expressed as a percentage of the applicable participant’s base salary, as set forth in the table below.

Position	Threshold	Target/Goal	Maximum
CEO	25.0%	75.0%	100.0%
SVP, Chief Financial Officer	12.5%	50.0%	100.0%
President, Portamedic	10.0%	40.0%	80.0%
SVP, Chief Marketing Officer	8.8%	35.0%	70.0%
SVP, Business Development	8.8%	35.0%	70.0%
SVP, General Counsel & Secretary	6.3%	25.0%	50.0%
VP, Controller	6.3%	25.0%	50.0%

The Compensation Committee was advised by Mercer that the tiered structure of the annual incentive opportunities provided under the 2007 plan, as reflected in the table immediately above (that is, providing greater incentive award opportunities to those in the most senior management positions) was consistent with market practice.

For all plan participants (other than the Chief Executive Officer), our Chief Executive Officer could exercise discretion to adjust, over a range of -25% to +25%, the amount of the awarded incentive compensation to one or more plan participants, with such adjustments being subject to presentation to and approval by the Compensation Committee.  The overall adjustments had to reflect a zero sum approach.

If each of the plan participants had received the maximum annual incentive awards under the 2007 plan, the aggregate amount of the funded incentives would have been $1.3 million.  Although none of our executive officers earned a payout under the 2007 plan, the Compensation Committee determined to grant  Christopher J. Behling a discretionary bonus in light of our Health & Wellness business unit achieving 2007 revenue and EBIT targets, performance criteria that were not included among the performance objectives relevant to Mr. Behling at the time the 2007 plan was adopted..

2008 Executive Pay for Performance Plan

The 2008 Executive Pay for Performance Plan, adopted by the Compensation Committee on March 3, 2008, was built on the plans adopted by the Compensation Committee for 2006 and 2007.

With the benefit of input from a representative of Towers Perrin, a compensation consultant which the Compensation Committee engaged in the second half of 2007 to provide input independent of that received by management from Mercer, the Compensation Committee established the following performance objectives for awards under the 2008 plan:

•	specified level of corporate earnings before interest and taxes, or EBIT (i.e., revenues less cost of operations and selling, general and administrative, or SG&A, expense) for 2008;

•	specified levels of business unit EBIT for 2008; and

•	qualitative strategic and individual goals

As reflected in the table below, executive officers and selected managers have been grouped into four categories, with different weightings applicable to the performance measures applicable to potential payouts under the plan.

Category	Corporate EBIT	Business Unit EBIT	Individual Performance Assessment
I. President and CEO	100%	--	--
II. Senior Executives with Functional Responsibility	80%	--	20%
III. Senior Executives with Business Unit Responsibility	10%	80%	10%
IV. Executives or Managers with Functional Responsibility	10%	50%	40%

Total pay for performance for all employees covered by the 2008 plan is budgeted at $2.2 million, with $0.95 million for executives in Categories I, II and III, and $1.25 million for the roughly 200 employees in Category IV.

Awards will be funded only if the EBIT thresholds are achieved.  Corporate and business unit EBIT target components fund independent of one another.  Participants in the 2008 plan must be employed by the Company at the time of payout of awards to be eligible to receive a payout.

The 2008 plan establishes threshold, target and maximum annual incentive opportunities, each expressed as a percentage (or a percentage range) of the applicable participant’s base salary. The table below sets forth the applicable percentages for each of our named executive officers who are participants in the plan.

Position	Threshold	Target/Goal	Maximum
Roy H. Bubbs	12.5%	50.0%	100.0%
Michael J. Shea	11.2%	45.0%	90.0%
Burt R. Wolder	8.8%	35.0%	70.0%
William F. Kracklauer	6.3%	25.0%	50.0%
Christopher J. Behling	10.0%	40.0%	80.0%

For all plan participants (other than the Chief Executive Officer), our Chief Executive Officer can exercise discretion to adjust, over a range of -25% to +25%, the amount of the awarded incentive compensation to one or more plan participants, with such adjustments being subject to presentation to and approval by the Compensation Committee. The overall adjustments must reflect a zero sum approach.

For those individuals in Categories I, II and III, any payouts under the plan may be paid 50% in cash and 50% in shares of restricted stock, to be issued under the Omnibus Plan – assuming that it is approved by our shareholders at the 2008 annual meeting.  The number of shares of restricted stock to be issued may reflect a premium, based on the fair market value of a share of our common stock on the date of payment, of up to 20% over the amount otherwise payable in cash.  This premium will constitute an equitable adjustment in view of the vesting requirements applicable to such shares.  Specifically, 50% of the shares will vest on the first anniversary of the date of payout; the remaining 50%, on the second anniversary.

Equity Compensation

The Compensation Committee’s historical practice has been to grant equity-based awards to attract, retain, motivate and reward our employees, particularly our executive officers, and to encourage their ownership of an equity interest in us.  To date, such grants have consisted of stock options – specifically, non-qualified stock options (that is, options that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended).

Historically, the Compensation Committee has granted awards of stock options to our executive officers upon their appointment as executive officers, with our obligation to grant the stock options typically memorialized in the offer letter or employment agreement entered into with the applicable executive officer.  In 2007, William F. Kracklauer received a stock option grant under such circumstances.  On July 31, 2007, the Compensation Committee also approved stock option grants to each of our other executive officers.  The Compensation Committee approved these stock option grants, based on the recommendation of Mr. Calver, our then Chief Executive Officer, for purposes of retaining and motivating key employees at a time of restructuring of the Company.  At the request of the Compensation Committee, the aggregate number of shares underlying the proposed stock option grants (to executive officers and others) was revised downward from the initially proposed 1,205,000 shares to 955,000 shares.

Consistent with historical practice, the stock options granted in 2007 to our named executive officers provide for vesting of the stock options in four equal installments, on the second through fifth anniversary of the grant date of the stock option awards.

All grants of stock options to our executive officers and other employees in 2007 were granted with exercise prices equal to the closing price of our common stock on the AMEX on the grant date.  All equity-based awards have been reflected in our consolidated financial statements based upon the applicable accounting guidance. Previously, we accounted for equity compensation paid to our employees and directors using the intrinsic value method under APB Opinion No. 25 and FASB Financial Interpretation No. 44, “Accounting for Certain Transactions Involving Stock Compensation – an Interpretation of APB Opinion No. 25.”  Under the intrinsic value method, no stock-based compensation was recognized in our consolidated statements of operations for options granted to our directors and  employees because the exercise price of such stock options equaled the market price of our common stock on the dates of grant.  Effective January 1, 2006, we adopted SFAS No. 123R using the modified prospective method.  Under this method, stock-based compensation expense is recognized using the fair-value based method for all awards granted on or after the date of adoption of SFAS No. 123R.  SFAS No. 123R requires us to estimate and record an expense over the service period of the stock-based award.

The Compensation Committee does not have any program, plan or practice that requires the committee to grant equity-based awards on specified dates, although the timing of the grants at the end of July 2007 was intended to achieve a certain consistency in timing with the grants made in the last week of July 2006.  The Compensation Committee has not made grants of such awards that were timed to precede or follow the release or withholding of material non-public information.  It is possible that the Compensation Committee will establish programs or policies regarding the timing of equity-based awards in the future.  Authority to make equity-based awards to our executive officers rests with the Compensation Committee, which considers the recommendations of our Chief Executive Officer.  In general, equity-based compensation plans require the approval of our shareholders.

Perquisites and Other Personal Benefits

The Company provides its executive officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program.  Such perquisites and other personal benefits include:

•
Company-provided automobiles and payment of automobile expenses, including insurance and maintenance costs, a benefit that will be phased out as existing automobile leases expire and replaced with a $700 monthly car allowance;

•	use of the Company’s condominium by such executive officers (for example, prior to their relocation to the area of our corporate headquarters in Basking Ridge, New Jersey);

•	relocation assistance; and

•
payment of the premiums for coverage of our executive officers and their families under our group health and dental insurance plans.  This benefit has been eliminated with respect to health insurance beginning January 1, 2008.

Employee Retention Agreements

Over approximately the last ten years, our Board’s historical practice has been to have the Company enter into employee retention agreements with its executive officers.  Under the terms of each of these agreements, if: (A) a Change in Control (as defined in the agreement) of the Company  occurs, and (B) the employment of an executive officer is terminated during, in general, a one-year period following the date of the Change in Control, as a result of (i) the executive officer’s death or disability, (ii) the Company’s termination of the executive officer with or without cause, or (iii) the executive officer’s termination of his employment for any reason, the executive officer is entitled to receive certain compensation and benefits.  The terms of the employee retention agreements are more fully summarized in this proxy statement under the caption “Potential Payments on Termination or Change in Control – Employee Retention Agreements.”

At the time the Company first entered into employee retention agreements with its executive officers, the then members of the Board were of the view that it was in the best interests of the Company and its shareholders to assure that the Company would have the continued dedication of members of the Company’s senior management in the event of the threat or occurrence of a “Change in Control” of the Company.  The agreements were intended, among other things, to reduce the inevitable distraction of key employees by virtue of the personal uncertainties and risks created by a threatened or pending Change in Control and to encourage such employees’ full attention and dedication of efforts to the Company in such event.

Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to any of our executive officers in a taxable year.  Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.  The Compensation Committee believes it is appropriate to take into account the $1 million limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1 million limit.  In general, the Compensation Committee intends that compensation paid under any annual incentive plan will be fully deductible for federal income tax purposes.

Stock Ownership/Retention Guidelines

In general, our Board and the Compensation Committee encourage all of our executives to align their interests with our shareholders by making a personal investment in our shares of common stock.  However, we do not have any policy mandating equity ownership in the Company.

Compensation Committee Report

The Compensation Committee of the Board of Directors of the Company has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this proxy statement and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Dr. Elaine Rigolosi, Chair
Benjamin A. Currier
Kenneth R. Rossano

Summary Compensation Table

The following table summarizes, with respect to our 2007 fiscal year, compensation awarded to or earned by (i) our Chief Executive Officer, (ii) our Chief Financial Officer, (iii) our most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer, each of whom was serving as an executive officer of the Company as of December 31, 2007, and (iv) one additional individual who would fit in category (iii) but for his not serving as an executive officer as of December 31, 2007.  In this proxy statement, we refer to the individuals listed in the Summary Compensation Table collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ___($)___	Bonus ___($)___	Option Awards(1) ___($)___	All Other Compensation ___($)___	Total ___($)___
James D. Calver President and Chief Executive Officer(2)	2007 2006	$400,000 $383,333	-- $400,000(4)	$97,729 $51,692	$27,830(3) $21,243(5)	$525,559 $856,268
Michael J. Shea Senior Vice President, Chief Financial Officer and Treasurer(6)	2007 2006	$250,000 $162,019	-- $150,000(8)	$43,886 $21,867	$17,065(7) $ 5,969(9)	$310,950 $339,855
Burt R. Wolder Senior Vice President and Chief Marketing Officer(10)	2007 2006	$225,000 $110,048	-- $90,000(12)	$38,511 $12,583	$15,675(11) $ 1,708(13)	$279,186 $214,339
Christopher J. Behling President, Health & Wellness Division(14)	2007 2006	$225,000 $110,048	$78,750(15) $75,000(17)	$30,961 $ 9,438	$16,375(16) $ 4,479(18)	$351,086 $198.965
William F. Kracklauer Senior Vice President, General Counsel and Corporate Secretary(19)	2007 2006	$141,026(20) --	$50,000(21) --	$22,000 --	$ 4,907(22) --	$217,933 --
Robert W. Jewett Senior Vice President, General Counsel and Corporate Secretary (23)	2007 2006	$215,000 $207,761	-- --	$196,630 $ 6,292	$27,880(24) $12,521(25)	$439,510 $226,574

(1)
Represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended December 31, 2007, in accordance with SFAS No. 123R.  For the awards reported in this column, estimates of forfeitures related to service-based vesting conditions have been disregarded.  For a description of the assumptions made in our valuation of option awards, please refer to Note 4 to the Company’s consolidated financial statements in its annual report on Form 10-K for the year ended December 31, 2007.

(2)
Mr. Calver joined the Company as President and Chief Executive Officer, effective January 16, 2006.  He resigned from his position as President and Chief Executive Officer of the Company, and as a member of the Board, effective February 5, 2008.

(3)
Includes a Company matching contribution to Mr. Calver’s account balance under the Hooper Holmes, Inc. 401(k) Plan of $2,083.  Also includes the incremental cost to the Company in 2007 of a Company-provided automobile of $18,913, the use of the Company’s condominium in Basking Ridge, New Jersey of $2,141, and employee benefits of $4,693.

(4)
The amount of Mr. Calver’s bonus for 2006 represents a guaranteed bonus, equal to the amount of his base salary payable in his first year of employment with the Company, as provided for under the terms of his employment agreement.

(5)	Represents the incremental cost to the Company in 2006 of a Company-provided automobile of $17,337 and the use of the Company’s condominium in Basking Ridge, New Jersey of $3,906.

(6)	Mr. Shea joined the Company as Senior Vice President, Chief Financial Officer and Treasurer, effective May 8, 2006.

(7)
Includes a Company matching contribution to Mr. Shea’s account balance under the Hooper Holmes, Inc. 401(k) Plan of $1,797.  Also includes the incremental cost to the Company in 2007 of a Company-provided automobile of $10,750 and employee benefits of $4,518.

(8)
The amount of Mr. Shea’s bonus for 2006 represents a guaranteed bonus provided for under the terms of his offer letter, 25% of which ($37,500) was paid on July 15, 2006 with the balance paid during the first quarter of 2007.

(9)	Represents the incremental cost to the Company in 2006 of a Company-provided automobile of $5,969.

(10)	Mr. Wolder joined the Company as Senior Vice President and Chief Marketing Officer, effective July 5, 2006.

(11)
Includes a Company matching contribution to Mr. Wolder’s account balance under the Hooper Holmes, Inc. 401(k) Plan of $1,342.  Also includes the incremental cost to the Company in 2007 of a Company-provided automobile of $10,250 and employee benefits of $4,083.

(12)
The amount of Mr. Wolder’s bonus for 2006 represents a guaranteed bonus provided for under the terms of his offer of employment letter, 25% of which ($22,500) was paid on September 30, 2006 with the balance paid during March 2007.

(13)	Represents the incremental cost to the Company in 2006 of a Company-provided automobile of $1,708.

(14)	Mr. Behling joined the Company as Senior Vice President, Business Development, effective July 5, 2006. On September 12, 2007, he became the President of our Health & Wellness Division.

(15)	Represents a discretionary bonus paid to Mr. Behling based on the performance of the Health & Wellness business unit in 2007.

(16)
Includes a Company matching contribution to Mr. Behling’s account balance under the Hooper Holmes, Inc. 401(k) Plan of $1,194.  Also includes the incremental cost to the Company in 2007 of a Company-provided automobile of $10,750 and employee benefits of $4,431.

(17)	The amount of Mr. Behling’s bonus for 2006 represents a guaranteed bonus provided for under the terms of his offer of employment letter, which was paid during March 2007.

(18)	Represents the incremental cost to the Company in 2006 of a Company-provided automobile of $4,479.

(19)	Mr. Kracklauer joined the Company as Senior Vice President, General Counsel and Corporate Secretary, effective May 7, 2007.

(20)	At the time of commencement of his employment, Mr. Kracklauer’s annual base salary was $200,000.

(21)	The amount of Mr. Kracklauer’s bonus for 2007 represents a guaranteed bonus provided for under the terms of his offer letter.

(22)	Includes the incremental cost to the Company in 2007 of a Company-provided automobile of $4,813 and employee benefits of $94.

(23)
Mr. Jewett resigned from his position as Senior Vice President, General Counsel and Corporate Secretary, effective May 4, 2007.  Under the terms of a Confidential Severance and Release Agreement, Mr. Jewett will continue to be an employee of the Company, on inactive status, until November 4, 2008.

(24)
Includes a Company matching contribution to Mr. Jewett’s account balance under the Hooper Holmes, Inc. 401(k) Plan of $2,688.  Also includes the incremental cost to the Company in 2007 of a Company-provided automobile of $4,479 and employee benefits of $4,048.  Also includes a payment of $16,665 as compensation for the loss of a Company-provided automobile, provided for under the terms of the Confidential Severance and Release Agreement.

(25)
Includes a Company matching contribution to Mr. Jewett’s account balance under the Hooper Holmes, Inc. 401(k) Plan of $2,346.  Also includes the incremental cost to the Company in 2006 of a Company-provided automobile of $10,175.

Grants of Plan-Based Awards Table

The following table presents information regarding the non-equity incentive award opportunities that were available to our named executive officers under the Company’s 2007 Executive Annual Incentive Plan and the equity incentive awards granted to our named executive officers during 2007 under the Company’s equity-based compensation plans.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities		Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ___($)___	Target ___($)___	Maximum ___($)___	Underlying Options ___($)___		Option Awards __($/Sh)__	and Option Awards ___($)(2)
James D. Calver	7/31/07	$100,000	$300,000	$400,000	150,000	(3)	$2.61	$199,500
Michael J. Shea	7/31/07	$31,250	$125,000	$250,000	100,000	(3)	$2.61	$133,000
Burt R. Wolder	7/31/07	$19,800	$78,750	$157,500	75,000	(3)	$2.61	$99,750
Christopher J. Behling	7/31/07	$19,800	$78,750	$157,500	75,000	(3)	$2.61	$99,750
William F. Kracklauer	5/07/07	--	--	--	75,000	(4)	$4.34	$165,000

(1)
Represents the dollar amounts of the potential awards (i.e., threshold, target and maximum amounts) under the 2007 Executive Annual Incentive Plan.  None of our named executive officers earned any awards under the 2007 Executive Annual Incentive Plan, but Mr. Behling was awarded a discretionary bonus based on the performance of the Health & Wellness business unit in 2007.

(2)
Represents the grant date fair value of each equity incentive plan award determined in accordance with SFAS No. 123R.  For a description of the assumptions made in determining the valuations, please refer to Note 4 to the Company’s consolidated financial statements in its annual report on Form 10-K for the year ended December 31, 2007.  The stock option awards reflected in this column are included in this column because the awards are non-performance based (i.e., the payout or future value of the award is tied to the Company’s share price and not other performance criteria).

(3)
On July 31, 2007, the Compensation Committee, after discussion with the Company’s then Chief Executive Officer, granted stock options to certain employees, including the executive officers for which this footnote pertains. The stock options were granted under the 1999 and 2002 Stock Option Plans.  Each option grant vests in four equal installments on the second through fifth anniversaries of the grant date.

(4)
On May 7, 2007, the Compensation Committee granted to Mr. Kracklauer stock options exercisable for 75,000 shares of our common stock coincident with his hiring as our Senior Vice President, General Counsel and Corporate Secretary.  These stock options were granted under the 1999 Stock Option Plan and vest in four equal installments (18,750 shares each) on the second through fifth anniversaries of the grant date.

Additional Information Regarding Compensation Reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table

Base Salary and Bonus Amounts

The annual base salaries of each of our named executive officers who were employed by the Company in 2006 remained unchanged in 2007, reflecting the Company’s disappointing financial results for fiscal 2007.

Non-Equity Incentive Plan Compensation

No amounts were earned by any of our named executive officers under the 2007 Executive Annual Incentive Plan, except for Mr. Behling who earned a bonus equal to his target award based on the performance of the Health & Wellness business unit in 2007.

Stock Option Grants

At its meeting on July 31, 2007, the Compensation Committee determined to grant stock option awards to, among others, certain executive officers, for which such awards are reflected in the Grants of Plan-Based Awards Table.  The Compensation Committee approved these stock option grants for purposes of retaining and motivating key employees during a critical phase of the Company’s turnaround efforts.

Prior to granting these stock option awards, the Compensation Committee considered, with respect to each executive officer, the following:

•	his then current salary and prior salary treatment (if any);
•	the amount of bonus received in 2006 (if any);
•	the total number of stock options he held;
•	the number of stock options he exercised from July 1, 2007 to July 31, 2007; and
•	the amount of the Company-paid insurance cost.

The Compensation Committee also considered the number of shares then available for issuance under the Company’s stock option plans (1,528,000 shares) and the proposed option allocation submitted by management (with the input of an outside compensation consultant from Mercer Consulting).  The Mercer Consulting representative advised the Compensation Committee that the quantity of the stock options to be awarded was not excessive when examined on an individual basis.  He also noted that a long-term incentive award must be in a meaningful amount for the award to have its intended effect.  Further, he recommended that the total number of shares to be granted under equity-based awards in a fiscal year should range between 1-1.5% of the outstanding number of shares of a company’s stock.  The aggregate number of shares subject to options awarded by the Compensation Committee on July 31, 2007 (955,000), represented 1.4% of the Company’s outstanding shares of common stock on the award date.

Outstanding Equity Awards at Fiscal Year-End Table

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ______($)______	Option Expiration Date
James D. Calver(1)	25,000	(2)	75,000	(2)	$3.38	1/30/16
			150,000	(3)	$2.86	7/26/16
			150,000	(4)	$2.61	7/31/17
Michael J. Shea			100,000	(5)	$3.09	5/9/16
			100,000	(4)	$2.61	7/31/17
Burt R. Wolder			100,000	(3)	$2.86	7/26/16
			75,000	(4)	$2.61	7/31/17
Christopher J. Behling			75,000	(3)	$2.86	7/26/16
			75,000	(4)	$2.61	7/31/17
William F. Kracklauer			50,000	(6)	$4.34	5/7/17
Robert W. Jewett(7)	40,000				$6.69	12/21/08
	24,000				$12.88	12/31/09
	25,000				$10.76	1/29/11
	15,000				$6.85	10/23/11
	12,000				$6.18	7/30/12
	25,000				$5.02	3/20/13
	50,000	(3)			$2.86	7/26/16

(1)
Mr. Calver resigned from his position as President and Chief Executive Officer of the Company, and as a member of the Board, effective on February 5, 2008.  However, under the terms of his employment agreement with the Company, he is being deemed an employee on inactive status.  That status will continue until February 5, 2009.  Under the terms of the stock option plans under which his options were granted, the options will cease to be exercisable thirty days after he ceases to be an employee.

(2)
This option award is scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, January 30, 2006.  The first installment (i.e., options exercisable for 25,000 shares) vested on January 30, 2008.

(3)	Each of these option awards is scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, July 26, 2006.

(4)	Each of these options awards is scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, July 31, 2007.

(5)	This option award is scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, May 9, 2006.

(6)	This option award is scheduled to vest in four equal installments on the second through fifth anniversaries of the grant date, May 7, 2007.

(7)
Mr. Jewett resigned from his position as a Senior Vice President, General Counsel and Corporate Secretary, effective as of May 4, 2007.  Under the terms of the Confidential Severance and Release Agreement between the Company and Mr. Jewett, Mr. Jewett will remain an employee on inactive status until November 4, 2008.  Under the terms of the stock option plans under which his options were granted, the options will cease to be exercisable one year after he ceases to be an employee.  Since Mr. Jewett has reached retirement age according to the stock option plans under which his options were granted, any unvested options will vest once he ceases to be an employee of the Company.

Option Exercises and Stock Vested Table

There were no option exercises by any of our named executive officers in 2007.  We have not granted stock awards to any of our named executive officers.

Pension Benefits

The Company has no defined benefit pension plan.  The Company terminated its supplemental executive retirement plan in February 2006.

Potential Payments Upon Termination or Change in Control

 We entered into an employment agreement with Mr. Calver at the time of his hiring in January 2006, which remains in force notwithstanding his resignation as our President and Chief Executive Officer, and as a member of the Board on February 5, 2008.  We also entered into an employee retention agreement with Mr. Calver at the time of his hiring, although Mr. Calver ceased to have any rights under that agreement upon his resignation as an officer of the Company.  Each of our other named executive officers who was serving as an executive officer of the Company as of December 31, 2007 is also a party to an employee retention agreement, the terms of which are summarized below.  Each of these employee retention agreements requires us to make payments in the event of a termination of the individual’s employment relationship or upon a change in control of the Company.

Termination Provisions of Employment Agreement with Mr. Calver

As of December 31, 2007, James A. Calver was the only named executive officer with whom the Company had entered into an employment agreement.  Under the terms of our employment agreement with Mr. Calver, which provides for a two-year term beginning on January 16, 2006 and ending on January 15, 2008 (but subject to automatic renewal for successive one-year terms unless either party gives not less than 12 months’ advance notice of termination), the compensation due Mr. Calver in the event of a termination of his employment with us varies depending on the nature of the termination.

Termination for Cause, or Upon Death or Disability.  The employment agreement provides that in the event Mr. Calver’s employment is terminated for “cause,” or as a result of his death or “disability” (i.e., an inability to perform his duties for an aggregate period of 12 weeks in any calendar year resulting from any physical or mental disability, with such determination being made by a physician satisfactory to both parties), the Company’s sole obligation is to pay him any compensation otherwise payable, plus reimbursement of expenses incurred, up to the last day of employment.

Under the terms of the stock option plans under which Mr. Calver was granted options, the termination of his employment due to his death or disability would accelerate the vesting of options that were not fully vested at the time of the termination of employment.  In the case of his death, Mr. Calver’s beneficiary would be able to exercise any such options at any time prior to their expiration date.  If Mr. Calver died within three months after a termination of his employment resulting from his disability, his beneficiary would be able to exercise any such options at any time prior to their expiration date.  Otherwise, Mr. Calver would be able to exercise such options prior to the earlier of their (i) expiration date, or (ii) the end of the 12 month period following the date of termination of his employment. If his employment terminated as a result of a for cause termination, vested options would cease to be exercisable on the earlier of (i) their expiration date, or (ii) thirty days after the date of termination (or such other date determined by the Compensation Committee).

“Cause” is defined in Mr. Calver’s employment agreement as (i) any conduct by Mr. Calver involving dishonesty, fraud, forgery or theft involving the Company or Mr. Calver’s employment with the Company; (ii) continued violation of a material policy of the Company for a period of thirty (30) days after receipt of a written notice specifying the nature of such violation from the Company; (iii)  Mr. Calver’s being under the influence or in the unlawful possession of alcohol or drugs while on duty, while on Company property, while on the property of a customer, while operating a Company-owned, leased or rented vehicle, or while pursuing Company business in his privately-owned vehicle; (iv) his conviction of a crime involving dishonesty or moral turpitude; (v) his material failure to perform his duties for a period of thirty (30) days after having received a written notice specifying such failure from the Company; (vi) gross misconduct by Mr. Calver in connection with performance of his duties for a period of thirty (30) days after having received a written notice specifying the nature of such misconduct from the Company; or (vii) his continued material breach of any of his obligations under the agreement for a period of thirty (30) days after having received from the Company a written notice specifying the nature of such material breach.

Termination Without “Cause.”  The employment agreement provides that, in the event the Company terminates Mr. Calver’s employment without cause at any time after January 15, 2007, the Company is obligated to continue to (i) pay Mr. Calver’s base salary and any incentive compensation to which he would otherwise be entitled, and (ii) provide all benefits in which Mr. Calver was enrolled  immediately prior to the notice of termination (except as precluded by the terms of the applicable agreement or plan) for the one-year period from the date of giving notice of such termination.  At present, the Board has determined to treat Mr. Calver’s resignation as a termination without cause and, as such, is complying with these provisions.  Mr. Calver’s employment with the Company will be deemed to have terminated on February 5, 2009.  At that time, any vested options he then holds will cease to be exercisable on the earlier of (i) their expiration date, or (ii) thirty days after the date of termination (or such other date determined by the Compensation Committee).

Under Mr. Calver’s employment agreement, the employment agreement automatically terminates and is of no further force and effect (except for the agreement’s non-compete and confidentiality covenants) upon the occurrence of a “Change in Control” (as defined in his employee retention agreement). However, as noted above, Mr. Calver ceased to have any rights under his employee retention agreement upon his resignation as an officer on February 5, 2008.

Under Mr. Calver’s employment agreement, Mr. Calver has agreed to keep confidential the Company’s confidential and proprietary information, including, but not limited to, client and customer lists, revenue and profit information, and business procedures, and agrees not to disclose any confidential information to any third parties, or make use of such confidential information for his own benefit. He also agrees that, during his term of employment under the agreement and for a period of one (1) year following the termination of his employment with the Company, he will not directly or indirectly compete with the Company or its subsidiaries in the business of providing services to the insurance industry or any other services provided by the Company or its subsidiaries during the term of his employment.  The geographic scope of the non-compete provision encompasses the United States and the United Kingdom.

Employee Retention Agreements

Each of the employee retention agreements with our other named executive officers who were serving as executive officers as of December 31, 2007, provides that, for the one-year period following a Change in Control (referred to as the “Employment Period”), the employee shall be:

•	paid a base salary at least equal to the highest monthly base salary paid to the employee during the 12-month period immediately preceding the month in which the Change of Control occurred;

•
paid an annual bonus in cash at least equal to the greater of (A) any guaranteed bonus under any contractual arrangement with the employee, or (B) the highest bonus which the employee received during the three years preceding the Change in Control;

•
entitled to participate in the Company-provided SERP (supplemental executive retirement plan) benefit (which the Company terminated as of February 2006), as well all other incentive, savings and retirement plans, practices, policies and programs applicable to the employee;

•
eligible to participate in and receive all benefits under welfare benefit plans (e.g., medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) at least as favorable as the most favorable plans in effect during the 90-day period immediately preceding the Change in Control;

•	entitled to prompt reimbursement of all reasonable expenses incurred by the employee;

•	entitled to fringe benefits and perquisites in accordance with the most favorable plans of the Company in effect at any time during the 90-day period immediately preceding the Change in Control;

•	entitled to an office and support staff; and

•	entitled to paid vacation in accordance with the most favorable plans.

Under the employee retention agreements, a “Change in Control” shall occur or be deemed to have occurred if any of the following events occur:

•
any person, or group of affiliated persons, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities (other than as a result of acquisitions of such securities from the Company);

•
individuals who, as of the date of the applicable employee retention agreement, constitute the Board (referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (provided that any person becoming a director subsequent to the date of the agreement whose election, or nomination for election, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board);

•
the Company’s shareholders approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to the transaction continuing to represent more than 50% of the combined voting power of the voting securities of the Company or the surviving entity in the transaction, or (B) a merger or consolidation effected to implement a re-capitalization of the Company or similar transaction in which no person acquires more than 20% of the combined voting power of the Company’s then outstanding securities; or

•	the Company’s shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Under the terms of the employee retention agreements, each of the individuals who is a party to such an agreement is entitled to certain benefits if his employment is terminated within the Employment Period, with the benefits varying depending upon the nature of the termination.

Termination for Cause.  If the employee’s employment is terminated by the Company during the Employment Period for “cause,” the Company’s sole obligation is to pay the employee’s Highest Base Salary (i.e., the employee’s base salary in effect on the date of termination, or, if higher, the highest base salary during the period beginning 90 days prior to the Change in Control and ending on the date of termination) through the date of termination, plus the amount of any accrued vacation pay and any compensation previously deferred by the employee (together with accrued interest on such deferred compensation).

“Cause” is defined as the employee’s (A) willful and continued failure to substantially perform his duties with the Company (other than as a result of the employee’s incapacity due to physical or mental illness), provided that a written demand for substantial performance has been delivered to the employee and the employee has not cured the failure within 30 days, (B) willful engaging in conduct which is demonstrably and materially injurious to the Company, or (C) willful violation of any material provision of any confidentiality, nondisclosure, non-competition or similar agreement.

Termination by Reason of Death or Disability.  If the employee’s employment is terminated by the Company during the Employment Period by reason of the employee’s death or disability, the Company’s obligation is to pay to the employee or the employee’s legal representatives:

•	the employee’s Highest Base Salary through the date of termination;

•
the product of the annual bonus paid to the employee for the last full fiscal year and a fraction, the numerator of which is the number of days in the fiscal year in which the termination occurs up to the date of termination, and the denominator of which is 365; and

•	any compensation previously deferred by the employee (together with accrued interest on such deferred compensation) and not yet paid, as well as any accrued vacation pay not yet paid, by the Company.

The above amounts are to be paid in a lump sum, in cash, within 30 days of the date of termination.  In addition, in the case of death, the employee’s family is entitled to receive death benefits at least equal to the most favorable benefits provided by the Company to surviving families of employees under the Company’s plans relating to family death benefits, if any.  In the case of disability, the employee shall be entitled to receive disability and other benefits at least equal to the most favorable of those provided by the Company to disabled employees and/or their families under the Company’s plans.

Termination Other Than for Cause, Death or Disability.  If the employee’s employment is terminated by the Company during the Employment Period other than for cause, death or disability, or if the employee terminates his employment for any reason during the 30-day period immediately after the first nine months of the Employment Period, the Company is obligated to pay to the employee:

•	to the extent unpaid, the employee’s Highest Base Salary through the date of termination;

•
the product of (x) the annual bonus paid or payable to the employee for the last full fiscal year (if any) ending during the Employment Period or, if higher, the annual bonus paid to the employee for the last full fiscal year prior to the occurrence of the Change in Control (referred to as the “Recent Bonus”), and (y) a fraction, the numerator of which is the number of days in the fiscal year in which termination occurs up to  the date of termination and the denominator of which is 365;

•	two times the sum of the employee’s Highest Base Salary and Recent Bonus; and

•	all amounts of compensation previously deferred (with accrued interest on such deferred compensation) and not yet paid, and any accrued vacation pay not yet paid, by the Company.

The above amounts are to be paid in a lump sum, in cash, within 30 days of the date of termination.  In addition, the employee is entitled to receive, for the remainder of the Employment Period or such longer period as any Company plan may provide, continued benefits for the employee and his family at least equal to those which would have been provided if the employee’s employment had not been terminated.

In the event that any payment or distribution by the Company to or for the benefit of the employee would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, or any interest or penalties are incurred by the employee with respect to such excise tax, then the employee shall be entitled to receive an additional payment (referred to as a “Gross-Up Payment”) in an amount such that after payment by the employee of all taxes, including any excise tax, interest and penalties imposed upon the Gross-Up Payment, the employee retains an amount of the Gross-Up Payment equal to the excise tax imposed upon the payments or distribution by the Company to or for the benefit of the employee.

Each of the employee retention agreements provides that if, prior to the occurrence of a Change in Control, either (i) the employee’s employment terminates, or (ii) the employee ceases to be an officer of the Company, the employee shall have no further rights under the agreement.

Confidential Severance and Release Agreement with Robert W. Jewett

On June 1, 2007 the Company entered into a Confidential Severance and Release Agreement with Robert W. Jewett, the Company’s former Senior Vice President, General Counsel and Corporate Secretary.  The agreement requires the Company to pay Mr. Jewett severance, at the annual rate of $215,000, from May 5, 2007 through November 4, 2008.  The agreement also requires the Company to pay to Mr. Jewett the sum of $16,665 to compensate him for the loss of his company-provided automobile and to continue his health, dental and life insurance benefits through November 4, 2008.  Mr. Jewett has the right to terminate his inactive employment status at any time after January 1, 2008, upon fifteen day’s written notice to the Company, and receive the balance of the severance payments owing to him from the effective date of termination through November 4, 2008.

Stock Option Plans

The Company sponsors and maintains two separate stock option plans in which our executive officers are eligible to participate and under which grants may be made: the 1999 Stock Option Plan and the 2002 Stock Option Plan.  In addition, options to purchase shares of our common stock remain outstanding as of the date of this proxy statement under other equity-based compensation plans: the 1992 Stock Option Plan, the 1994 Stock Option Plan and the 1997 Stock Option Plan.

Subject to the terms of any option agreement with respect to an award under any of the plans, all outstanding options granted under any of the plans are to fully vest and become exercisable immediately prior to or concurrent with an actual or threatened change in control of the Company.  A “change in control of the Company” is defined as a change in control of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A under the  Exchange Act, including:

•
if any person, or group of affiliated persons, is or becomes, the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities;

•
if, during any period of 24 consecutive months during the term of an option or SAR granted under any  of these plans, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company’s shareholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least 2/3rds of the directors then in office who were directors at the beginning of the period;

•	upon the first purchase of the Company’s common stock in accordance with a tender or exchange offer (other than such an offer made by the Company); or

•	upon a complete liquidation or dissolution by the Company.

A “threatened change in control of the Company” is defined as any set of circumstances which in the opinion of the Board poses a real, substantial and immediate possibility of leading to a change in control of the Company.

Calculation of Benefits

 The following tables include an estimate of the potential payments we would be required to make upon the termination of our named executive officers (other than Robert W. Jewett) in accordance with their employee retention agreements and the stock option plans in which they are eligible to participate.  Other than Mr. Calver, none of our named executive officers have employment contracts.

The first table covers events of termination that are unrelated or occur prior to a Change in Control (as defined in the employee retention agreements).  The second table assumes the occurrence of a Change in Control, followed by an event of termination within the one-year Employment Period.

•	The date of termination is December 31, 2007 and the closing price of our common stock on that is $1.72.

•	For purposes of the employee retention agreements and the stock option plans in which our executive officers are eligible to participate, a Change in Control occurs on December 31, 2007.

•	The Highest Base Salary at the time of termination is equal to the current base salary for each executive officer.

•	The Recent Bonus amounts for our named executive officers who are subject to employee retention agreements that remain in force as of the date of this proxy statement are as follows:

Name of Individual                                                                           Amount
James D. Calver                                                                                $400,000
Michael J. Shea                                                                                $150,000
Burt R. Wolder                                                                                   $90,000
Christopher J. Behling                                                                      $78,750
William F. Kracklauer                                                                        $50,000

•
There is no accrued and unpaid base salary, annual bonus or vacation pay payable to the applicable named executive officer, nor are there any expenses incurred by the applicable named executive officer that have not been reimbursed, at the time of termination.

•
In the case of a termination resulting from death, disability or Change in Control, all outstanding stock options held by the applicable named executive officer that were not then fully vested and exercisable become fully vested and exercisable, in accordance with the terms of the applicable stock option plan under which they were issued, and those stock options that are in-the-money are exercised in full.

•
Payments or distributions by the Company to any of the named executive officers will not result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code and, accordingly, no Gross-Up Payment will be required to be made.

Potential Payments Triggered by Termination
(No Change in Control)

Name	Type of Benefit	Termination for Cause	Termination by Reason of Death or Disability	Termination without Cause/Voluntary Termination by Executive Officer
James D. Calver	Salary Bonus Accrued Vacation Pay Benefits Continuation Exercise of Stock Options Total	-- -- -- -- -- --	-- -- -- -- -- --	$400,000 -- -- $7,170 -- $407,170
Michael J. Shea	Salary Bonus Accrued Vacation Pay Benefits Continuation Exercise of Stock Options Total	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --
Burt R. Wolder	Salary Bonus Accrued Vacation Pay Benefits Continuation Exercise of Stock Options Total	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --
Christopher J. Behling	Salary Bonus Accrued Vacation Pay Benefits Continuation Exercise of Stock Options Total	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --
William F. Kracklauer	Salary Bonus Accrued Vacation Pay Benefits Continuation Exercise of Stock Options Total	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --

Potential Payments Triggered by Termination
During One-Year Employment Period Following a Change in Control

Name	Type of Benefit	Termination for Cause	Termination by Reason of Death or Disability	Termination without Cause/Voluntary Termination by Executive Officer
James D. Calver	Salary Bonus Accrued Vacation Pay Benefits Continuation Exercise of Stock Options Total	--- --- --- --- --- ---	$400,000 $7,170 --- $407,170	$800,000 $800,000 $7,170 $1,607,170
Michael J. Shea	Salary Bonus Accrued Vacation Pay Benefits Continuation(1) Exercise of Stock Options(2) Total	--- --- --- --- --- ---	--- --- --- --- --- ---	$500,000 $300,000 --- $7,170 --- $807,170
Burt R. Wolder	Salary Bonus Accrued Vacation Pay Benefits Continuation(1) Exercise of Stock Options(2) Total	--- --- --- --- --- ---	--- --- --- --- --- ---	$450,000 $180,000 --- $7,170 --- $637,170
Christopher J. Behling	Salary Bonus Accrued Vacation Pay Benefits Continuation(1) Exercise of Stock Options(2) Total	--- --- --- --- --- ---	--- $78,750 --- --- --- $78,750	$450,000 $157,500 --- $7,170 --- $614,670
William F. Kracklauer	Salary Bonus Accrued Vacation Pay Benefits Continuation(1) Exercise of Stock Options(2) Total	--- --- --- --- --- ---	--- $50,000 --- --- --- ---	$400,000 $100,000 --- --- --- $500,000

(1)
Represents the incremental cost to the Company of (i) in the case of the named executive officer’s death or disability, the Company’s providing death or disability benefits under Company plans, programs, practices and policies, and (ii) in the case of a termination without cause or a resignation, the Company’s continuing to provide healthcare benefits for the remainder of the one-year Employment Period, as stipulated in the employee retention agreements.

(2)
Represents the value realized by the named executive officer upon exercise of outstanding options which, but for the Change in Control, would not have vested as of December 31, 2007.  No stock options held by any named executive officer were in-the-money as of December 31, 2007.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee as of the 2007 fiscal year end were Dr. Elaine L. Rigolosi, Benjamin A. Currier and Kenneth R. Rossano.  None of the members of the committee during fiscal 2007 served as an officer or employee of the Company or any of its subsidiaries.  Benjamin A. Currier served as interim Chief Executive Officer from August 2005 until January 15, 2006.  He ceased to be a member of the Compensation Committee during the period in which he served as interim Chief Executive Officer.  During 2007, no executive officer of the Company served as a director or member of the compensation committee of any other entity which had an executive officer serving as a member of our Board or the Compensation Committee of our Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2007, the Board adopted a policy statement regarding transactions with related persons.  The policy statement specifies the procedures to be followed by the Governance and Nominating Committee of the Board in considering, and determining whether to approve or ratify, a transaction with a related person.  For purposes of the policy statement, a “related person” is defined to mean:

•
any person who is or was (since the beginning of the Company’s most recently completed fiscal year) a director, nominee for director or executive officer of the Company or any subsidiary of the Company;

•	any person (including an entity or group) who is the beneficial owner of more than 5% of any class of the Company’s voting securities;

•
any individual who is an immediate family member of any such person (i.e., such person’s spouse, either parent,  a step-parent, a child or stepchild, sibling, mother or father-in-law, brother or sister-in-law, son or daughter-in-law, or any person sharing the household of such person); or

•
any firm, corporation or other entity in which any such person serves as an executive officer or general partner or, together with any other persons described above, owns 10% or more of the equity interests of that firm, corporation or other entity.

The policy statement stipulates that each member of the Board and/or management is to provide the Governance and Nominating Committee of the Board with any and all information pertaining to any proposed or existing related person transaction promptly after becoming aware of such transaction.  Upon being advised of the transaction, the Governance and Nominating Committee will consider, among other things:

•	the nature of the interest the related person has in the transaction;

•	the materiality of the interest the related person has or may have in the transaction;

•	the approximate dollar amount of the transaction;

•	whether the transaction is fair to the Company;

•	whether the transaction is on terms no less favorable than those generally available to unaffiliated third parties under the same or similar circumstances;

•	the significance of the transaction to investors in light of all the circumstances; and

•	whether the transaction would present a conflict of interest for a director or executive officer, as set forth in the Company’s Code of Conduct and Ethics, or violate any other provision of such code.

If the Governance and Nominating Committee determines to approve or ratify the transaction, the committee is to provide the Board with a report consisting of the facts relating to the transaction considered by the committee, the material terms and business purpose of the transaction, the benefits to the Company and to the related person, and whether the transaction requires a waiver of the Company’s Code of Conduct and Ethics.  The report shall also indicate the basis for the committee’s approval or ratification of the transaction.

There were no “related person” transactions arising or existing during 2007 requiring disclosure under applicable AMEX listing standards, SEC rules and regulations or the Company’s policy and procedures, except:

•
Kenneth R. Rossano, a member of the Board of Directors since 1967, provides consulting services to Korn Kerry International in Boston, MA.  Mr. Rossano's compensation from Korn Ferry is not directly or indirectly tied to any fees paid by the Company to Korn Ferry.  For the years ended December 31, 2007 and 2006, respectively, the Company paid Korn Ferry approximately $10,000 and $40,000 for professional services

•
For the years ended December 31, 2007 and 2006, respectively, the Company paid approximately $20,000 and $40,000 to Paul Kolacki, a member of the Board of Directors from August 2005 through September 2007.  The Company terminated the arrangement effective March 31, 2007, and Mr. Kolacki did not provide any further consulting services subsequent to that date.

•
.The Company entered into indemnity agreements with each of its current directors and executive officers to give such directors and executive officers additional contractual assurance regarding the scope of the indemnification set forth in the Company’s charter and bylaws and to provide additional procedural protections.

ADJOURNMENT OF THE ANNUAL MEETING

In the event there is an insufficient number of shares of our common stock present in person or by proxy at the annual meeting to constitute a quorum, the Board will request approval to adjourn the annual meeting to a later date.  The place and date to which the annual meeting would be adjourned would be announced at the annual meeting.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of shareholders intended for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2009 must be received at the Company’s executive offices not later than December 27, 2008.  Proponents should submit their proposals to William F. Kracklauer, Corporate Secretary, by certified mail—return receipt requested.

A shareholder who wishes to put forth a proposal at the 2009 annual meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Company of such proposal by March 11, 2009.  If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the 2009 annual meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

OTHER MATTERS

Discretionary authority is provided in the proxy as to any matters not specifically referred to in the proxy.  The Board is not aware of any other matters that are likely to be brought before the annual meeting.  If other matters are properly brought before the meeting, including a proposal to adjourn the annual meeting to permit the solicitation of additional proxies in the event that one or more proposals have not been approved by a sufficient number of votes at the time of the annual meeting, the persons named in the enclosed proxy will vote on such matters in their own discretion.

By Order of the Board

William F. Kracklauer,
Corporate Secretary

April 18, 2008

HOOPER HOLMES, INC.
2008 OMNIBUS EMPLOYEE INCENTIVE PLAN

Hooper Holmes, Inc., a New York corporation (the “Company”), sets forth herein the terms of its 2008 Omnibus Employee Incentive Plan (the “Plan”), as follows:

1. PURPOSE

The Plan is intended to:

•	enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, key employees and other persons; and

•	motivate such persons to expend maximum effort to improve the business results and earnings of the Company principally by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, performance shares and other incentive awards.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms of the Plan.

2.           DEFINITIONS

For purposes of interpreting the Plan and related documents, including Award Agreements (as defined herein), the following definitions shall apply:

“Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company, including, without limitation, any Subsidiary and any corporation, partnership, joint venture, limited liability company or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or the capital interest or profits interest of such partnership, joint venture, limited liability company or other entity.  For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate if it would result in the shares of Stock subject to an Award of Options or Stock Appreciation Rights not to qualify as service recipient stock under Code Section 409A.

“Annual Incentive Award” means an Award made subject to the attainment of performance goals over a Performance Period of up to one year (the Company’s Fiscal Year, unless otherwise specified by the Committee).

“Award” means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Performance Share, Annual Incentive Award or Long-Term Incentive Award.

“Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate with a Grantee that evidences and sets out the terms and conditions  applicable to an Award, or (ii) a written statement issued by the Company or an Affiliate to a Grantee describing the terms and provisions of an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, except as otherwise determined by the Committee and set forth in an Award Agreement:

(a) if a Grantee is subject to an employment, retention or similar agreement between the Company or an Affiliate and the Grantee that defines “cause,” such definition; and

(b) for all other Grantees:

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(c)

(i) any act of personal dishonesty by the Grantee in connection with his or her responsibilities as an Employee and intended to result (or which results) in personal enrichment to the Grantee;

(ii) the Grantee’s willful act constituting Gross Misconduct that is injurious to the Company; or

(iii) the Grantee’s conviction or plea of guilty or nolo contendere to a felony involving theft or moral turpitude that the Committee reasonably believes had or will have a material detrimental effect on the Company’s reputation or business.

“Change of Control” shall occur if any of the following events occur:

(a) any Person, other than –

(iv) the Company or any of its Affiliates,

(ii)           a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,

(iii)           an underwriter temporarily holding securities in connection with an offering of such securities, or

(iv)           a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock in the Company –

is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities (other than as a result of an acquisition(s) of securities from the Company);

(b)           individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board;

(c)           the Company’s shareholders approve a merger, consolidation or share exchange of the Company with any other corporation or entity, or approve the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company, regardless of which entity is the survivor, other than:

(i)           a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent immediately after such merger, consolidation or share exchange more than 50% of the combined voting power of the Company or the surviving entity, or

(ii)           a merger, consolidation or share exchange effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of 35% or more of either the then outstanding shares of Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

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(d)           the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company or an agreement for the Company’s sale or disposition of all (or substantially all) of its assets, in one transaction or a series of transactions within any period of 24 consecutive months.

“Code” means the U.S. Internal Revenue Code of 1986, as now in effect or as hereafter amended from time to time, or any successor thereto.  Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

“Committee” means the Compensation Committee of the Board, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

“Company” means Hooper Holmes, Inc. a New York corporation.

“Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).

“Disability” with respect to any Grantee, means any physical or mental incapacity as a result of which the Grantee is unable to perform substantially all of his or her essential duties for an aggregate of four (4) months, whether or not consecutive, during any calendar year, and which cannot be reasonably accommodated by the Company (or any Affiliate) without undue hardship.  With respect to rules regarding expiration of an ISO following a Grantee’s ceasing to be an Employee, Disability shall mean that the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted (or can be expected to last) for a continuous period of not less than 12 months.

“Effective Date” means May 29, 2008, subject to the approval of the Plan by the  Company’s shareholders at the annual meeting of shareholders to be held on that date.

“Employee” means any employee of the Company or an Affiliate.  Members of the Board who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan.  For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time, or any successor act thereto.

“Fair Market Value” or “FMV” means, as applied to a specific date, the value of a share of Stock, determined as follows:

(a)              If, on such date, the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or such market.  If there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market.  If there is no such reported closing price on the applicable date, the Fair Market Value shall be:

(i)           the mean between the high and low sales prices on such date or, if no sale of Stock is reported on such date, on the next preceding day on which any sale of Stock shall have been reported, provided such next preceding day is within no more than a two-week period of such date; and

(ii)           if no sale of Stock is reported on the applicable date or during the two-week period preceding that date, the mean between the highest bid and lowest asked prices on the applicable date or the date closest to that date during the prior two-week period.

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(b)           If, on such date, the Stock is not then listed on a national or regional stock exchange or publicly traded on an established securities market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith in a manner consistent with Treasury Regulations promulgated under Code Section 409A or Code Section 422, as applicable.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons has more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) controls the management of the assets, and any other entity in which one or more of these persons (or the Grantee) owns more than 50% of the combined voting power.

“Fiscal Year” means the year commencing on January 1 and ending December 31, or such other time period as approved by the Board.

“Freestanding SAR” means a SAR that is not a Tandem SAR, as more fully described in Section 9 herein.

“Grant Date,” with respect to an Award, means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves the Award, (ii) the date on which the Grantee of the Award first becomes eligible to receive the Award by virtue of becoming an Employee, or (iii) such other date as may be specified by the Committee.

“Grantee” means an Employee who receives or holds an Award under the Plan.

“Gross Misconduct” means:

(a)           theft or damage of Company property;

(b)           use, possession, sale or distribution of illegal drugs;

(c)           being under the influence of alcohol or drugs (except to the extent medically prescribed) while on duty or on Company premises;

(d)           involvement in activities representing conflicts of interest;

(e)           improper disclosure of confidential information;

(f)           conduct endangering, or likely to endanger, the health or safety of one or more other Employees; or

(g)           falsifying or misrepresenting information on Company records.

“Incentive Stock Option” or “ISO” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

“Long-Term Incentive Award” means an Award made subject to the attainment of performance goals over a Performance Period of more than one year.

“Nonqualified Stock Option” or “NQSO” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more shares of Stock granted in accordance with the terms of the Plan.

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“Option Price” means the per share exercise price for shares of Stock subject to an Option.

“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees.  Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award that does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes.

“Performance Measures” means any measures as described in Section 11.7(b) on which performance goals are based and which, if the Company’s shareholders approve the Plan, will be approved by the Company’s shareholders, thus enabling payouts of applicable Awards to qualify as Performance-Based Compensation.

“Performance Period” means the period of time during which performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award of Performance Shares, an Annual Incentive Award or a Long-Term Incentive Award.

“Performance Share” means an Award under Section 11 of the Plan, denominated in shares of Stock, the value of which at the time the Award is payable is determined as a function of the extent to which specified performance criteria have been achieved.

“Period of Restriction” means the period when an Award of Restricted Stock is subject to forfeiture based on the passage of less than a specified period of time, the potential failure to achieve specified performance criteria and/or the non-occurrence of other events as determined by the Committee, in its discretion.

“Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.  A “Person” shall not include (i) the Company or any Affiliate, (ii) any trustee or other fiduciary under an employee benefit plan sponsored by the Company or any Affiliate, or (iii) any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Stock.

“Reporting Person” means an individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act, as determined by the Board.

“Restricted Stock” means shares of Stock awarded under Section 10 of the Plan.

“Retirement” shall mean a termination of employment, for reasons other than Disability or death, upon or following a Grantee’s attainment of age fifty-five (55) and completion of at least (10) years of service with the Company, or at such earlier time as the Committee may determine.

“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 of the Plan.

“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended from time to time, or any successor act thereto.

“Stock” means the common stock of the Company, $0.04 par value per share.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9 of the Plan.

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

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“Tandem SAR” means a SAR that the Committee specifies is granted in connection and coincident with a related Option in accordance with Section 9 of the Plan, the exercise of which shall require forfeiture of the right to purchase shares of Stock under the related Option (and when shares are purchased under the Option, the Tandem SAR shall similarly be cancelled).

“Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

3.           ADMINISTRATION OF THE PLAN

3.1           Committee.  The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws, the Committee’s charter and applicable law.  The Committee shall have full and exclusive discretionary power to, among other things:

•	interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan;

• determine eligibility for Awards; and

•	adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper.

Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Section 15 of the Plan, adopting modifications and amendments, or subplans, to the Plan or any Award Agreement, including any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and/or any Affiliates operate.

All actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law.  The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive, and binding upon Award recipients, the Company, and all other interested parties.

3.2           Forfeiture of Award under Certain Circumstances.

(a)           The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee in connection with an Award(s) on account of actions taken by the Grantee in violation of or in conflict with any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of Employees or clients of the Company or any Affiliate, or (iv) confidentiality obligation with respect to the Company or any Affiliate.  In addition, the Company may annul an Award if the Grantee ceases to be an Employee as a result of a termination for Cause.

(b)           If the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under applicable securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document(s) embodying such financial reporting requirement.

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3.3           No Repricing.  Notwithstanding anything in the Plan to the contrary, no amendment or modification may be made to an outstanding Option or SAR, including, without limitation, by reducing the exercise price of an Option or SAR or replacing an Option or SAR with cash or another Award type, that would be treated as a repricing under the rules of the principal stock exchange on which the Stock is then listed, in each case, without the approval of the Company’s shareholders; provided, that, appropriate adjustments may be made to outstanding Options and SARs in accordance with Section 14 of the Plan and may be made to make changes to achieve compliance with applicable law, including Code Section 409A.

3.4           No Liability.  The Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.5           Share Issuance/Book-Entry.  Notwithstanding any provision of the Plan to the contrary, the issuance of shares of Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one of more stock certificates.

4.           SHARES OF STOCK SUBJECT TO THE PLAN

4.1           Number of Shares of Stock Available for Awards.  Subject to adjustment as provided in Section 14 of the Plan, the number of shares of Stock available for issuance under the Plan shall be equal to five million (5,000,000).

Any of the shares of Stock available for Awards under the Plan may be used for any types of Awards described in the Plan, except that no more than fifteen percent (15%) of such shares may be awarded under the Plan as shares of Restricted Stock.  This 15% limitation shall not apply to any shares of Restricted Stock issued in connection with the payout of any Annual Incentive Award or Long-Term Incentive Award.

Shares of Stock issued or to be issued under the Plan shall be authorized but unissued shares, shares purchased in the open market or otherwise, treasury shares or any combination thereof, as the Committee or, if appropriate, the Board may determine.

4.2           Adjustments in Authorized Shares.  The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations or other transactions to which Code Section 424(a) applies.  Subject to any shareholder approval requirement under the listing standards of the principal stock exchange on which the Stock is listed at the time of any such transaction, the number of shares of Stock reserved in accordance with Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.  Notwithstanding the foregoing, (i) with respect to an Award of ISOs, no such adjustment shall be authorized to the extent that such adjustment would result in the modification of such ISOs under Code Section 424(h) or any successor provision, and (ii) with respect to any Award, no such adjustment shall be authorized to the extent that such adjustment would cause the Award to become subject to Code Section 409A.

4.3           Share Usage.

(a)           Shares of Stock covered by an Award shall be counted as used as of the Grant Date with respect to such Award.

(b)           For purposes of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock, where appropriate:

(i)           Any shares of Stock that are subject to an Award of Options shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to such an Award.

(ii)           With respect to an Award of a SAR, the number of shares of Stock subject to such Award shall be counted against the aggregate number of shares of Stock available for issuance under the Plan, regardless of the number of shares actually issued to settle the SAR upon exercise.

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(iii)           Where the number of Performance Shares available under an Award is variable on the Grant Date of such Award, the number of shares of  Stock subject to such Award shall be deemed to be the maximum number of shares that could be received under that Award;

(iv)           Where two types of Awards (each of which is payable in shares of Stock) are granted to a Grantee in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares subject to only one of such tandem Awards shall be counted against the aggregate number of shares of Stock available for issuance under the Plan; and

(v)           The maximum number of shares of Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested in additional shares of Stock or credited as additional shares of Restricted Stock or Performance Shares issued or issuable under the Plan.
Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee as the Committee deems necessary or desirable.

(c)           Any shares of Stock that are not used because the terms and conditions of the applicable Award are not met may again be used for an Award under the Plan; provided, however, that shares with respect to which a SAR has been exercised, whether paid in cash and/or in shares of Stock, may not again be used for an Award under the Plan.

(d)           Any shares of Stock that are not used because the Award (or any portion thereof) terminates, expires, is exchanged or forfeited, or is settled in cash in lieu of shares of Stock (except in the case of the exercise of a SAR), may again be used for an Award under the Plan.

(e)           The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares tendered or withheld, or Award surrendered, in connection with the purchase of shares upon exercise of an Option as described in Section 9.8, or (ii) any shares withheld or deducted from an Award payment in connection with the Company’s tax withholding obligations as described in Section 18.

4.4           No Issuance of Fractional Shares.  No fractional shares of Stock may be issued under the Plan.  Cash shall be paid in lieu of any factional shares in settlement of any Award.

5.           EFFECTIVE DATE AND DURATION

5.1           Effective Date.  The Plan shall commence as of the Effective Date.

5.2           Term.  The Plan shall remain in effect, subject to the right of the Committee or the Board to amend, suspend or terminate the Plan at any time in accordance with Section 15, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all shares of Stock subject to the Plan have been issued according to the Plan’s provisions.  No Award shall be made under the Plan after the Plan’s termination date, but Awards made prior to the Plan’s termination date may extend beyond that date.

6.           AWARD ELIGIBILITY AND LIMITATIONS
6.1           Eligibility.  Awards may be made under the Plan to Employees.
6.2           Participation.  The Committee may from time to time select the Employees to whom Awards shall be granted and, subject to the Plan’s provisions, shall determine, in the Committee’s discretion, the nature, terms and amount of each Award.

6.3           Limitations on Awards to Grantees.  During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, the maximum aggregate Award of Performance Shares that can be awarded under the Plan to any one person in any Fiscal Year shall be four hundred thousand (400,000) Shares.  This limitation shall be subject to adjustment as provided in Section 14 of the Plan.

In addition, in any single Fiscal Year no Grantee shall receive an Annual Incentive Award or Long-Term Incentive Award, payable in cash or other forms of consideration, of more than $4,000,000.

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7.           AWARD AGREEMENT

7.1           General.  Each Award granted under the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine.  Award Agreements granted from time to time or at the same time need not contain the same or similar provisions but shall be consistent with and subject to the terms of the Plan.

7.2           Option Award Agreements.  An Award Agreement for an Award of an Option shall specify, among other things:

• the Option Price
• the number of shares of Stock to which the Option pertains
• the vesting schedule
• the conditions upon which an Option shall become vested and exercisable
• the term of the Option
• treatment upon the Grantee’s ceasing to be an Employee
• the form of payment upon exercise, and
• any such other provisions the Committee shall determine.

The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

7.3           SAR Award Agreements. An Award Agreement for an Award of a SAR shall specify, among other things:

• the SAR Exercise Price
• the number of shares of Stock subject to the Award
• the vesting schedule
• the term of the SAR
• treatment upon the Grantee’s ceasing to be an Employee,
• the form of payment upon exercise, and
• any such other provisions the Committee shall determine.

7.4           Restricted Stock Award Agreements.  An Award Agreement for an Award of Restricted Stock shall specify, among other things:

• the purchase price (if any)
• the number of shares of Restricted Stock subject to the Award
• the Period(s) of Restriction
• treatment upon the Grantee’s ceasing to be an Employee
• voting and/or dividend rights, if any, and
• any such other provisions the Committee shall determine.

7.5           Performance Shares Award Agreements.  An Award Agreement for an Award of Performance Shares shall specify, among other things:

• the value and/or number of Performance Shares subject to the Award
• the Performance Period
• the performance goals applicable to the Award
• treatment upon the Grantee’s ceasing to be an Employee
• the form of payout of an Award, and
• any such other provisions the Committee shall determine.

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7.6           Award Agreements for Annual/Long-Term Incentive Awards.  An Award Agreement for an Annual Incentive Award or Long-Term Incentive Award shall specify, among other things:

•	the amount or value of such Award (which may be denominated in dollars or some other currency);
• the performance goals applicable to the Award;
• the Performance Period;
• the timing of payment of any earned Award;
• treatment upon the Grantee’s ceasing to be an Employee; and
• any such other provisions the Committee shall determine.
8.           PERFORMANCE CONDITIONS APLICABLE TO AWARDS

The right of a Grantee to receive a grant of, or to exercise or receive the payout with respect to, any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such corporate and individual criteria and other measures of performance as it may deem appropriate in establishing such performance conditions.

9.           TERMS AND CONDITIONS OF AWARDS OF OPTIONS AND SARS

9.1           Grant.  Subject to the terms and provisions of the Plan, Options and SARs may be granted to Grantees at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.  Notwithstanding the foregoing, no Option may be granted more than ten (10) years after the earlier of (i) adoption of the Plan by the Board, and (ii) the Effective Date.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

9.2           Price.  The Option Price for each Award of an Option, and the SAR Exercise Price for each Award of a Freestanding SAR, shall be determined by the Committee but shall be a price not less than 100 percent of the FMV of a share of Stock on the Grant Date of the applicable Award; provided, however, that if a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an ISO shall be not less than 110% of the FMV of a share of Stock on the Grant Date of the Award.  The Option Price and the SAR Exercise Price of a Freestanding SAR may be:

•	based on one hundred percent (100%) of the FMV of a share of Stock on the Grant Date of the Award,

• set at a premium to the FMV of a share of Stock on the Grant Date of the Award, or

•	indexed to the FMV of a share of Stock on the Grant Date of the Award, with the index determined by the Committee, in its discretion.

The SAR Exercise Price of an Award of a Tandem SAR shall be equal to the Option Price of the related Option.

9.3           Vesting.  Subject to Sections 9.5 and 14, each Award of an Option and/or SAR granted under the Plan shall, unless otherwise provided in the Award Agreement, vest and become exercisable in four (4) equal annual installments commencing with the second anniversary of the Grant Date.  The Committee may provide that an entire Option or SAR (or portion thereof) may not be exercised unless and until a Grantee remains an Employee for a period of time from the Grant Date of the Option or SAR.

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9.4           Term.

(a)           Term of Options.  Each Award of an Option granted under the Plan shall expire, and all rights to purchase shares of Stock thereunder shall cease, at such time as the Committee shall determine at the time of grant; provided, however, no Award of an Option shall be exercisable later than the tenth (10th) anniversary of its Grant Date.  In the event the Grantee is a Ten Percent Stockholder, an Award of an Option granted to such Grantee that is intended to be an ISO shall not be exercisable after the expiration of five years from its Grant Date.

If on the day preceding the date on which a Grantee’s Option would otherwise terminate, the FMV of a share of Stock is greater than the Option Price of such Option, the Company shall, prior to the termination of such Option and without any action being taken on the part of the Grantee, consider such Option to have been exercised by the Grantee.  The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

(b)           Term of SARs.

(i)           General.  Each Award of a SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the tenth (10th) anniversary of its Grant Date, or under such circumstances and on such date prior thereto as may be fixed by the Committee and stated in the Award Agreement relating to the Award.

(ii)           Tandem SARs Granted in Connection with ISOs. Notwithstanding any other provision of the Plan to the contrary, with respect to an Award of a Tandem SAR granted in connection with an ISO, the Tandem SAR will expire no later than the expiration of the underlying ISO.

9.5           Effect of Cessation of Employee Status.

(a)           Cessation Due to Death, Disability or Retirement.  Unless specifically stated otherwise in the applicable Award Agreement, an Award of an Option or SAR granted under the Plan that is not fully vested and exercisable as of the date the Grantee ceases to be an Employee because of death, Disability or Retirement shall become vested and exercisable in full on such date.

(i)           If a Grantee dies (A) while an Employee, or (B) within three months after ceasing to be an Employee because of Disability, the Grantee’s Options and/or SARs may be exercised by his or her Beneficiary at any time, or from time to time, but not later than the expiration date specified in the applicable Award Agreement or thirty-six (36) months after the Grantee’s death, whichever is earlier.

(ii)           If a Grantee ceases to be an Employee due to Disability and such Grantee does not die within three months after ceasing to be an Employee, the Grantee may exercise his or her Options and/or SARs at any time, or from time to time, but not later than the expiration date specified in the applicable Award Agreement or twelve (12) months after ceasing to be an Employee, whichever is earlier.

(iii)           If a Grantee ceases to be an Employee by reason of Retirement, all rights to exercise his or her Options and/or SARs shall terminate no later than the expiration date specified in the applicable Award Agreement or twelve (12) months (three (3) months in the case of ISOs) after the Grantee ceases to be an Employee, whichever is earlier.

(b)           Cessation for Reasons other than Death, Disability or Retirement.  If a Grantee ceases to be an Employee for any reason other than death, Disability or Retirement, all rights to exercise his or her Options and/or SARs shall terminate no later than the expiration date specified in the applicable Award Agreement or thirty (30) days after the date the Grantee ceases to be an Employee, whichever is earlier, unless the Committee decides that such Options and/or SARs shall terminate on the date the Grantee ceases to be an Employee.

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9.6           Suspension of Right to Exercise Options and/or SARs.  The Company reserves the right from time to time to suspend the exercise of any Option and/or SAR awarded under the Plan where such suspension is deemed by the Company as necessary or appropriate for corporate purposes.  No such suspension shall extend the life of the Option and/or SAR beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date of such Option and/or SAR.

9.7           Manner of Exercise.

(a)           General.  Subject to the terms of Section 9.6, an Option or SAR that is exercisable may be exercised by the delivery to the Company of a notice of exercise on any business day, at the Company’s principal office, in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee.  Such notice shall set forth the number of shares of Stock with respect to which the Option or SAR is to be exercised.  Subject to the terms of Section 18, (i) in the case of the exercise of an Option, the exercise notice shall be accompanied by full payment for the shares of Stock for which the Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to such Option exercise, and (ii) in the case of the exercise of a SAR, the exercise notice shall be accompanied by payment of the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to such SAR exercise.

(b)           Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.  A Tandem SAR shall be automatically cancelled to the same extent that the related Option is exercised.  Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR granted in connection with an ISO may be exercised only when the FMV of a share of Stock exceeds the Option Price of the ISO.  Further, the value of the payout with respect to a Tandem SAR granted in connection with an ISO may be no more than one hundred percent (100%) of the difference between the Option Price of the ISO and the FMV of a share of Stock at the time the Tandem SAR is exercised.

9.8           Form of Payment Upon Exercise of Option.  The Option Price upon exercise of an Option, together with any withholding taxes, shall be payable to the Company in full:

           (a)           in cash or cash equivalents acceptable to the Company (unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars);

(b)           by tendering (either by actual delivery or attestation) previously acquired shares of Stock having an aggregate FMV at the time of exercise of the Option equal to the Option Price for the shares for which the Option is being exercised and any withholding taxes;

(c)           by a net exercise of the Option (that is, by using a portion of the shares of Stock subject to the Option, valued at the FMV of the date of exercise of the Option, to pay the Option Price for the shares of Stock for which the Option is being exercised and any withholding taxes);

(d)           to the extent permitted by law and to the extent the Award Agreement so provides, by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes;

(e)           by any other method approved or accepted by the Committee in its sole discretion, subject to such rules and regulations as the Committee may establish; or

(f)           any combination of the methods described in subsections (a), (b), (c), (d) or (e) above.

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9.9           Delivery of Shares; Payment of SAR Amount.

           (a)           Delivery of Shares.  As soon as practicable after receipt of a notice of exercise of an Option by a Grantee and the payment in full of the Option Price for the shares of Stock for which the Option is being exercised and nay required federal or other taxes, the Committee shall cause to be delivered to the Grantee a stock certificate or certificates or, as provided in Section 3.5, a book-entry registration, evidencing the Grantee’s ownership of such shares.

(b)           Payment of SAR Amount.  Upon the exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)           the difference between the FMV of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)           the number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon exercise of a SAR may be in cash, shares of Stock of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), or in some combination thereof, as approved by the Committee in its discretion.  The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the SAR Award.

9.10           Restrictions on Transferability of Shares of Stock Following Exercise of Option and/or SAR .  The shares of Stock acquired by a Grantee upon the exercise of an Award of an Option and/or SAR (to the extent settled in shares of Stock) may be subject to restrictions on transfer under applicable securities laws, the requirements of any stock exchange or market upon which the Stock is listed and/or traded, or as the Committee may deem advisable, including, without limitation, restrictions requiring the Grantee to hold the shares acquired for a specified period of time.

9.11           Restrictions on the Transferability of Options and SARs.

(a)           Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted under the Plan shall be exercisable during the lifetime of a Grantee only by that Grantee (or, in the event of the Grantee’s legal incapacity or incompetency, the Grantee’s guardian or legal representative).

(b)           Nonqualified Stock Options and SARs.  Except as otherwise provided in Section 9.11(c), a NQSO or SAR granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all NQSOs and SARs granted under the Plan shall be exercisable during the lifetime of a Grantee only by that Grantee (or, in the event of the Grantee’s legal incapacity or incompetency, the Grantee’s guardian or legal representative).

(c)           Family Transfers.  If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option (that is not an ISO) and/or a SAR to any Family Member.  For purposes of this Section 9.11(c), a “not for value” transfer is a transfer which is:

(i)           a gift

(ii)           a transfer under a domestic relations order in settlement of marital property rights, or

(iii)           a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.

Following a transfer under this Section 9.11(c), any such Option and/or SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.  Subsequent transfers of transferred Options and/or SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.11(c) or by will or the laws of descent and distribution.

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9.12           Limitations on ISOs.  With respect to any Award of an Option that is an ISO, if the aggregate FMV of the underlying shares of Stock exercisable for the first time during any calendar year exceeds $100,000, the portion of Award having a value in excess of $100,000 shall not be treated as an ISO or otherwise as an Option that satisfies the requirements of Code Section 422.  This rule shall be applied by taking Awards of ISOs into account in the order that they were granted.

9.13           Notification of Disqualifying Disposition.  Grantees shall notify the Company upon the disposition of shares of Stock issued pursuant to the exercise of an Award of an ISO or shares of Stock received as a dividend on shares that were subject to an Award of an ISO.  The Company will use such information to determine whether a “disqualifying disposition” as described in Code Section 422(a)(1) has occurred.

10.           TERMS AND CONDITIONS OF AWARDS OF SHARES OF RESTRICTED STOCK

10.1           Awards of Shares of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock to Grantees in such amounts and upon such terms as the Committee shall determine.

10.2           Vesting; Period of Restriction; Other Restrictions.

(a)           Vesting.  Subject to Sections 10.3 and 14, each Award of shares of Restricted Stock shall, unless otherwise provided in the Award Agreement, vest in four (4) equal annual installments commencing with the second anniversary of the Grant Date.  The Committee may provide that an Award of shares of Restricted Stock (or a portion of such Award) may not vest unless and until a Grantee remains an Employee for a period of time from the Grant Date of such Award.

(b)           Period of Restriction.  At the time an Award of shares of Restricted Stock is made, the Committee may, in its discretion, establish a Period of Restriction applicable to such shares of Restricted Stock.  Each Award of shares of Restricted Stock may be subject to a different Period of Restriction.

(c)           Other Restrictions.  The Committee may, in its discretion, at the time an Award of shares of Restricted Stock is made or at any time thereafter, prescribe such other conditions and/or restrictions applicable to such Award, including:

•	restrictions based upon the achievement of corporate and individual performance goals, which may be applicable to all or any portion of the Award;

• time-based restrictions on vesting following the attainment of performance goals;

•	restrictions under applicable laws or under the requirements of any stock exchange or market upon which shares of Stock are listed or traded; or

•	holding requirements or sale restrictions placed on the shares upon vesting of such Award.

10.3           Effect of Cessation of Employee Status.  Each Award Agreement with respect to an award of shares of Restricted Stock shall set forth the extent, if any, to which the Grantee shall have the right to retain any outstanding Award of shares of Restricted Stock following the Grantee’s ceasing to be an Employee due to death or Disability.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among Awards of shares of Restricted Stock granted under the Plan.  Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon a Grantee’s ceasing to be an Employee for any reason other than the Grantee’s death or Disability, any Award of shares of Restricted Stock held by such Grantee (other than shares of Restricted Stock issued in connection with the payout of an Annual Incentive Award or Long-Term Incentive Award) that have not vested, or with respect to which all applicable restrictions and conditions have not been satisfied or lapsed, shall immediately be deemed forfeited; provided, however, that the Committee may, in its discretion, in any individual case, provide for waiver in whole or in part of restrictions or forfeiture conditions related to the shares of Restricted Stock.  Upon forfeiture of an Award of shares of Restricted Stock, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote the shares of Restricted Stock or any right to receive dividends with respect to the shares of Restricted Stock.

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10.4           Rights of Grantees Holding Shares of Restricted Stock.

(a)           Voting Rights.                                 Unless the Committee otherwise provides in the applicable Award Agreement, a Grantee holding an Award of shares of Restricted Stock granted or issued under the Plan shall have the right to vote such shares.

(b)           Dividend Rights.  During the Period of Restriction, unless the Committee determines otherwise, a Grantee holding an Award of shares of Restricted Stock granted under the Plan shall be credited with dividends paid with respect to the shares of Restricted Stock while they are so held, in a manner determined by the Committee in its sole discretion.  Such dividends will be held and subject to forfeiture until such time as the restrictions lapse on the shares of Restricted Stock to which they relate.  The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Stock or shares of Restricted Stock.  Such dividends or dividend equivalents shall be paid no later than 2-1/2 months following the end of the calendar year in which the applicable restrictions lapse and such dividends or dividend equivalents become payable to a Grantee.  All distributions, if any, received by a Grantee with respect to an Award of Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to such Award.

10.5           Purchase of Restricted Stock.  The Grantee shall be required, to the extent required by applicable law, to purchase shares of Restricted Stock from the Company at a purchase price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock, or (ii) the purchase price, if any, specified in the Award Agreement relating to such Award of Restricted Stock.  The purchase price, if any, shall be payable in cash or, in the discretion of the Committee, in consideration for past services rendered to the Company or an Affiliate.

10.6           Restrictions on Transferability of Restricted Stock.  Except as otherwise provided in this Plan or the Award Agreement, an Award of shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated during the applicable vesting period and/or Period of Restriction specified in the Award Agreement or prior to the satisfaction of any other restrictions applicable to the Award.

10.7           Restricted Stock Certificate; Delivery of Stock.  The Company shall issue, in the name of each Grantee to whom an Award of Restricted Stock has been made, a stock certificate(s) representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.  The Secretary of the Company shall hold such certificate(s) for the Grantee’s benefit until such time as (i) the Restricted Stock is forfeited, or (ii) the applicable vesting period and/or Period of Restriction expires, and all restrictions applicable to the Award lapse.  Such certificate(s) shall bear a legend(s) that complies with applicable securities laws and regulations and makes appropriate reference to the vesting and other restrictions imposed under the Plan and the Award Agreement.  In the alternative, as provided in Section 3.5, the Company may make a book-entry registration evidencing the Grantee’s ownership of shares of Restricted Stock with appropriate stop transfer instructions.

Upon the expiration or termination of any vesting period and/or Period of Restriction and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock settled in shares of Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate(s) for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary, as the case may be.

11.           TERMS AND CONDITIONS OF AWARDS OF PERFORMANCE SHARES

11.1           Grant of Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares to Grantees in such amounts and upon such terms as the Committee shall determine.

11.2           Number of Performance Shares.  The Committee, in its discretion, shall set performance goals that, depending on the extent to which such performance goals are met, will determine, in the manner determined by the Committee and documented in the Award Agreement, the number of Performance Shares that will be paid to a Grantee of such an Award.

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11.3           Earning of Performance Shares.  Subject to the terms of the Plan, after the applicable Performance Period has ended, a Grantee holding Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.  The Committee shall determine and certify the extent to which a Grantee has earned an Award of Performance Shares under the terms of the applicable Award Agreement.

11.4           Timing of Payout of Performance Shares.  The Committee shall direct the Company to pay earned Performance Shares in the form of shares of Stock at the close of the applicable Performance Period or as soon as practicable after the end of the Performance Period.

11.5           Effect of Cessation of Employee Status.  Each Award Agreement with respect to an Award of Performance Shares shall set forth the extent, if any, to which the Grantee shall have the right to retain an outstanding Award following the Grantee’s ceasing to be an Employee due to death or Disability.  Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among Awards of Performance Shares granted under the Plan.  In the event a Grantee ceases to be an Employee for any reason other than death or Disability, the Grantee shall forfeit any and all outstanding Awards of Performance Shares.

11.6           Restrictions on Transferability of Performance Shares.  Prior to Committee’s certification of the extent to which the applicable performance criteria applicable to an Award of Performance Shares have been met, the Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  A Grantee’s rights to Performance Shares under the Plan shall inure during his or her lifetime only to that Grantee.

11.7           Performance Shares Granted to Designated Covered Employees.  If the Committee determines that an Award of Performance Shares to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms as set forth in this Section 11.7.

(a)           Timing for Establishing Performance Goals.  Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any Performance Period applicable to such Awards, or (ii) the day on which 25% of any Performance Period applicable to such Awards has expired, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(b)           Performance Goals.  The performance goals shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 11.7.  Performance goals may differ for Awards granted to any one Grantee or to different Grantees.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in achievement of the performance goals being “substantially uncertain.”  The performance goals shall be limited to the following Performance Measures:

• net earnings or net income

• operating earnings;

• pre-tax earnings;

• earnings (or loss) per share;

• share price

•
earnings (or losses), including earnings or losses before taxes, earnings (or losses) before interest and taxes, earnings (or losses) before interest, taxes and depreciation, earnings (or losses) before interest, taxes, depreciation and amortization, or earnings (or losses) before interest, taxes, depreciation, amortization and stock-based compensation, and other similar adjustments to earnings (or losses);

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•	sales or revenue, or sales or revenue growth, whether in general, by type of product or service, or by type of customer;

•	net income (or loss) before or after taxes and before or after allocation of corporate overhead and bonus;

• operating income (or loss) before and after taxes;

• gross, cash or operating margins;

• gross profits;

•	return measures, including return of assets or net assets, capital, investment, equity, sales or net sales, or revenue;

•	cash flow, including operating cash flow, free cash flow, cash flow return on equity, cash flow return on investment, and cash flow per share (before or after dividends);

• economic value added models or equivalent metrics;

• productivity ratios;

• expense targets;

• market share;

• financial ratios as provided in credit agreements of the Company and its subsidiaries;

• working capital targets;

• year-end cash

• debt reductions;

• reductions in cost;

• improvement in or attainment of expense levels or working capital levels;

• shareholder equity;

•
implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, recruiting and maintaining personnel, and strategic and operational initiatives;

• completion of acquisitions of business or companies;

• completion of divestitures and asset sales; and

• any combination of any of the foregoing.

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•

Any Performance Measure(s) may be used to measure the performance of the Company, any Subsidiary and/or Affiliate as a whole or any business unit of the Company, any Subsidiary and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals tied to the Performance Measures.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

(c)           Evaluation of Performance.  The Committee may provide in any Award Agreement that any evaluation of achievement of a performance goal may include or exclude any of the following events that occur during the relevant period:

• asset write-downs;

• litigation or claim judgments or settlements;

•	the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;

• any reorganization and restructuring programs;

•
extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year;

• acquisitions or divestitures; and

• foreign exchange gains and losses.

To the extent such inclusions or exclusions affect Awards to Reporting Persons, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

(d)           Adjustment of Performance-Based Compensation.  Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination, as the Committee determines.

(e)           Status of Awards Under Code Section 162(m).  It is the intent of the Company that Awards granted under this Section 11.7 to Grantees who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder.  Accordingly, the terms of Section 11.7, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year.  If any provision of the Plan or any agreement relating to any such Award does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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12.           ANNUAL INCENTIVE AND LONG-TERM INCENTIVE AWARDS

12.1           Awards of Annual Incentive/Long-Term Incentive Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Annual Incentive Awards and/or Long-Term Incentive Awards upon such terms as the Committee shall determine.

12.2           Value of Annual/Long-Term Incentive Awards.  The Committee, in its discretion, shall set performance goals that, depending on the extent to which such performance goals are met, will determine, in the manner determined by the Committee and documented in the Award Agreement, the amount to be paid to a Grantee of an Annual/Long-Term Incentive Award.  The performance goals may be expressed, without limitation, in terms of attaining a specified level of the particular performance criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index.  The performance goals may include a threshold level of performance, below which no payment will be made (or no vesting with occur), and a maximum level of performance, above which no additional payment will be made (or at which full vesting will occur).

12.3           Earning of Annual/Long-Term Incentive Awards.  Subject to the terms of the Plan, after the applicable Performance Period has ended, a Grantee holding an Annual/Long-Term Incentive Award shall be entitled to receive payout of the applicable Award, with the amount of the payout to be determined by the extent to which the applicable performance goals have been achieved.  The Committee shall determine and certify the extent to which a Grantee has earned an Annual/Long-Term Incentive Award under the terms of the applicable Award Agreement.

12.4           Form and Timing of Payout of Earned Annual Incentive/Long-Term Incentive Awards.

(a)           Form of Payment.  Payment of any compensation earned in connection with an Annual/Long-Term Incentive Award shall be as determined and certified by the Committee and as evidenced in an Award Agreement or other written document.  Subject to the terms of the Plan, the Committee, in its discretion, may pay the amount earned in connection with any such Award in the form of cash or in shares of Stock (including shares of Restricted Stock), in its sole discretion, including by providing for the Grantee’s election to receive payment of some or all of the Award in such shares (which may be valued, in the case of shares of Restricted Stock, at a discount of up to 20% of the FMV of a share of Stock on the date of such payment), or any combination thereof.  In the event that a payout of one or more Annual/Long-Term Incentive Awards (or a portion thereof) in the form of shares of Restricted Stock would result in the issuance of shares of Stock, after consideration of the aggregate number of shares of Stock subject to previously granted Awards (determined in accordance with Section 4.3 of the Plan), that would exceed the number of shares of Stock available for issuance under the Plan, payout of the Annual/Long-Term Incentive Awards will take the form of cash.

(b)           Timing of Payment.  Any payment with respect to an earned Annual/ Long-Term Incentive Award (or portion thereof) shall be paid promptly after the date the Committee is able to determine and certify the extent to which the Award (or portion thereof) has been earned and, unless not capable of such determination and certification, within the first six months of the end of the applicable Fiscal Year for which the applicable performance criteria and other conditions, if any, have been satisfied.

12.5           Vesting of Shares of Stock Paid in Satisfaction of Annual Incentive/Long-Term Incentive Awards.  Unless otherwise specified in the applicable Award Agreement or other document memorializing the terms of an Annual/Long-Term Incentive Award, if payout of an earned Annual/Long-Term Incentive Award (or portion thereof) is in the form of shares of Stock (including shares of Restricted Stock), such shares shall vest in two equal annual installments on the first and second anniversaries of the date of payment of such shares.

12.6           Effect of Cessation of Employee Status.  Each Award Agreement with respect to an Annual/Long-Term Incentive Award shall specify that the Grantee must be an Employee at the time of payout of such Award to be eligible to receive such payout.  If, subsequent to such payout, a Grantee ceases to be an Employee, the Grantee shall have the right to retain any and all shares of Restricted Stock received upon payout of such Award, whether or not the shares have fully vested at the time the Grantee ceases to be an Employee.

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12.7           Restrictions on Transferability.  Prior to the certification by the Committee of the extent to which the applicable performance criteria with respect to an Annual/Long-Term Incentive award have been met, such Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  A Grantee’s rights to any such Award shall inure during his or her lifetime only to that Grantee.

13.           REQUIREMENTS OF LAW
13.1           General.
(a)           The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations.

(b)           If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares of Stock under the Plan, no shares may be issued or sold to a Grantee or any other individual exercising an Option or SAR Award that may be settled in shares of Stock unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company.  Any delay caused thereby shall in no way affect the date of termination of the Award.  Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock, or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence, satisfactory to the Committee, that the Grantee or any other individual exercising an Option or SAR may acquire such shares in accordance with an exemption from registration under the Securities Act.

The Company may, but shall in no event be obligated to, register any securities which may be issued under the Plan in accordance with the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock under the Plan to comply with any law or regulation of any governmental authority.  As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2           Exchange Act Rule 16b-3.  During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards under the Plan and the exercise of Options and SARs granted under the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan.  If Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements, or to take advantage of any features, of the revised exemption or its replacement.

14.           EFFECT OF CHANGES IN CAPITALIZATION

14.1           Changes in Stock
(a)           If, after the Effective Date, the number of outstanding shares of Stock is increased or decreased, or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares, effected without receipt of consideration by the Company, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly so that the proportionate interest of the Award recipient immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price of such outstanding Options or SARs.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration by the Company

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(b)           In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, of the Company) without receipt of consideration by the Company, the Committee shall, in the manner the Committee deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards (or, in the case of Awards of Options or SARs that have been partially exercised at the time of such distribution, the portion of such Awards that remain outstanding) and/or (ii) the exercise price of outstanding Options and SARs, to reflect such distribution.

14.2           Reorganization in which the Company is the Surviving Entity which does not Constitute a Change of Control.  If the Company is the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities that does not constitute a Change of Control, any outstanding Option or SAR (or the portion of such Option or SAR outstanding) previously granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such outstanding Option or SAR (or outstanding portion thereof) would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger or consolidation.  Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to the shares of Stock underlying such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

14.3           Change of Control Transaction in which Awards are not Assumed. Upon the occurrence of a Change of Control in which outstanding Awards of Options, SARs, shares of Restricted Stock, Performance Shares and/or Annual/Long-Term Incentive Awards are not being assumed or continued, unless otherwise specifically prohibited under applicable law or the rules and regulations of a national securities exchange on which the shares of Stock are then listed or traded:

(a)           Outstanding Awards of Options and SARs.  With respect to outstanding Awards of Options or SARs, either of the following two actions shall be taken:

(i)           fifteen (15) days prior to the scheduled consummation of a Change of Control, all outstanding Awards of Options and/or SARs shall become immediately exercisable and shall remain exercisable for a period of 15 days, or

(ii)           the Committee may elect, in its discretion, to cancel any outstanding Awards of Options and/or SARs, and pay and deliver (or cause to be paid and delivered) to the holder thereof an amount in cash or securities (or a combination thereof) having a value equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share to be paid to holders of shares of Stock outstanding at the time of consummation of the Change of Control transaction, in accordance with the terms of the agreement(s) memorializing the Change of Control transaction, exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.  Such payment shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control transaction occurs.

With respect to the Company’s establishment of a 15-day exercise window as provided above, (i) any exercise of an Option or SAR during the 15-day period shall be conditioned upon the consummation of the Change of Control transaction and shall be effective only immediately before the consummation of the Change of Control transaction, and (ii) upon consummation of any Change of Control transaction, the Plan and all outstanding but unexercised Awards of Options and/or SARs shall terminate.  The Committee shall send notice of a Change of Control transaction that will result in a termination of the Plan and all outstanding but unexercised Awards of Options and/or SARs to all individuals who hold such Awards not later than the time at which the Company gives notice of such event to its shareholders.

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(b)           Outstanding Awards of Restricted Stock.  With respect to outstanding Awards of Restricted Stock, either of the following two actions shall be taken:

(i)           all outstanding Awards of shares of Restricted Stock shall be deemed to have vested and the shares of Stock subject to such Awards shall be delivered, immediately prior to the occurrence of such Change of Control; or

 (ii)           the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Restricted Stock and pay and deliver (or cause to be paid and delivered) to the holder thereof an amount in cash or securities (or a combination thereof) having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share to be paid to holders of shares of Stock outstanding at the time of consummation of the Change of Control transaction.   Such payment shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control transaction occurs.

(c)           Outstanding Awards of Performance Shares.  All outstanding Performance Shares that are earned but not yet paid shall be paid, and all Performance Shares that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (i) the amount that would have been due under such Award(s) if the performance goals (as measured at the time of consummation of the Change of Control transaction) were to continue to be achieved at the same rate through the end of the applicable Performance Period; and (ii) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the Performance Period to which the Award is subject to the date of the Change of Control, and the denominator of which is the number of whole months in the Performance Period.  Such payment under this Section 14.3(c) shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control occurs.

(d)           Outstanding Annual Incentive/Long-Term Incentive Awards.  All outstanding Annual Incentive/Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual Incentive and Long-Term Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (i) the amount that would have been due under such Award(s) if the performance goals (as measured at the time of the consummation of the Change of Control transaction) were to continue to be achieved at the same rate through the end of the applicable Performance Period; and (ii) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the Performance Period to which the Award is subject to the date of the Change of Control, and the denominator of which is the number of whole months in the Performance Period.  Such payment under this Section 14.3(d) shall occur within a reasonable time subsequent to the Change of Control transaction, but in no event later than 2-1/2 months following the end of the calendar year in which the Change of Control occurs.

14.4           Change of Control in which Awards are Assumed.  The Plan, and any Awards of Options, SARs, shares of Restricted Stock, Performance Shares and/or Annual/Long-Term Incentive Awards granted prior to a Change of Control, shall continue in the manner and under the terms so provided in the event of a Change of Control if provision is made in writing in connection with such Change of Control for either (i) the assumption or continuation of such Options, SARs, shares of Restricted Stock, Performance Shares and/or Annual/Long-Term Incentive Awards or (ii) the substitution of such Options, SARs, shares of Restricted Stock, Performance Shares and/or Annual/Long-Term Incentive Awards for new options, stock appreciation rights, shares of restricted stock, performance shares and incentive awards relating to the stock of the successor entity, or a parent or subsidiary of the successor entity, with appropriate adjustments to the number of shares, as well as option and stock appreciation right exercise prices.

14.5           Adjustments.  Adjustments under this Section 14 (other than adjustments made in accordance with Section 14.4) related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  No fractional shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in this Section 14.  This Section 14 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan upon the occurrence of events that do not constitute a Change of Control.

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14.6           No Limitations on Company.  The making of Awards under the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or sell or transfer all or any part of its business or assets.

15.           AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made.  An amendment shall be contingent on approval of the Company’s shareholders to the extent determined by the Board to be necessary under the Company’s organizational documents, or by applicable law or stock exchange listing requirements.  In addition, an amendment will be contingent on approval of the Company’s shareholders if the amendment would:

• materially increase the benefits accruing to Grantees under the Plan;

•	materially increase the aggregate number of Shares that may be issued under the Plan; or

• materially modify the requirements as to eligibility for participation in the Plan.

No amendment, suspension or termination of the Plan shall, without the consent of the Award recipient, impair rights or obligations under any Award previously awarded under the Plan.

No awards shall be made after termination of the Plan.

16.           BENEFICIARY DESIGNATION

A Grantee’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Grantee’s death.  A Grantee may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.  If a Grantee fails to designate a beneficiary or the beneficiary designated by the Grantee is not eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Grantee’s death, the beneficiary shall be the Grantee’s estate.
Notwithstanding the provisions of this Section above, the Committee may in its discretion, after notifying any affected Grantees, modify the foregoing requirements, institute additional requirements for beneficiary designations.  In addition, the Committee may suspend the existing beneficiary designations of living Grantees or the process of determining beneficiaries under this Section, or both, in favor of another method of determining beneficiaries.

17.           RIGHTS OF EMPLOYEES

17.1           Employment.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Grantee’s employment or other service relationship at any time, nor confer upon any Grantee any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or an Affiliate and, accordingly, subject to the terms of the Plan, the Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments, or otherwise, except as provided in the Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Grantee between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of his or her status as an Employee.  The Committee may stipulate in a Grantee’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed to terminate his or her status as an Employee for purposes of an Award.

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17.2           Participation.  No Employee shall have the right to be selected to receive an Award.  No Employee, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

17.3           Rights as a Shareholder.  A Grantee shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Grantee becomes the record holder of such shares.

18.           WITHHOLDING TAXES

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Grantee’s FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan.  The Committee may provide for Grantees to satisfy withholding requirements by having the Company withhold shares of Stock or the Grantee making such other arrangements, in either case on such conditions as the Committee specifies.

19.           SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

20.           GENERAL PROVISIONS

20.1           Investment Representations.  The Committee may require each Grantee receiving shares of Stock under an Award to represent and warrant in writing that the Grantee is acquiring the shares for investment and without any present intention to sell or distribute such shares.

20.2           Employees Based Outside of the United States.  Without limiting in any way the generality of the Committee’s powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company or an Affiliate operates or has Employees, the Committee, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to:

(a)           determine which Affiliates shall be covered by the Plan;
(b)           determine which Employees outside the United States are eligible to participate in the Plan;
(c)           modify the terms and conditions of any Award granted to an Employee outside the United States to comply with applicable foreign laws;

(d)           establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.  Any subplans and modifications to Plan terms and procedures established under this Section 20.2 by the Committee shall be attached to the Plan document as appendices; and

(e)           take any action, before or after an Award is made, that the Committee deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

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20.3           Unfunded Plan.  Grantees shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Grantee, beneficiary, legal representative, or any other person.  Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general, unsecured obligation of the Affiliate and not an obligation of the Company.  To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable.  All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to ERISA.

20.4           Other Compensation and Benefit Plans.  Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements.  Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Grantee’s rights under any such other plan, policy, program or arrangement.

20.5           No Constraint on Corporate Action.  Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.           LEGAL CONSTRUCTION

21.1           Captions.  The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21.2           Other Provisions.  Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

21.3           Severability.  In the event any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan and the Award Agreement shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

21.4           Requirements of Law.  The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

21.5           Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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21.6           Code Section 409A.  The Plan and Awards granted under the Plan are not intended to be subject to Code Section 409A.

To record the adoption of the Plan by the Committee as of April [  ], 2008, and approval of the Plan by the Company’s shareholders as of May 29, 2008, the Company has caused its authorized officer to execute the Plan.

HOOPER HOLMES, INC.

By:           _______________________________

Title:           _______________________________

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